                                                                    EXHIBIT 99.2
                                                                  EXECUTION COPY
                 MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of May 16, 2006 (this
"Agreement"), is entered into between LaSalle Bank National Association (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a
"Master Servicer"), Wells Fargo Bank, National Association as master servicer
no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), Midland Loan
Services, Inc. as special servicer (in such capacity, the "Special Servicer"),
U.S. Bank National Association as trustee (the "Trustee"), and LaSalle Bank
National Association as certificate administrator (in such capacity, the
"Certificate Administrator") and as custodian (in such capacity, the
"Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
May 16, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch") for itself and as representative of
LaSalle Financial Services, Inc. ("LaSalle Financial"), PNC Capital Markets LLC
("PNC Capital"), Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co.
Incorporated ("Morgan Stanley"; Merrill Lynch, LaSalle Financial, PNC Capital,
Goldman Sachs and Morgan Stanley, collectively, in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of May 16, 2006
(the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of LaSalle Financial (together in such capacity, the "Initial
Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be

amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,222,087,754 (the "LaSalle Bank Mortgage Loan Balance")
(subject to a variance of plus or minus 5.0%) as of the close of business on the
Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The LaSalle Bank Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$2,489,838,695 (subject to a variance of plus or minus 5%).

          The purchase and sale of the Mortgage Loans shall take place on May
25, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 98.15357% of the
LaSalle Bank Mortgage Loan Balance as of the Cut-off Date, plus (ii) $4,700,344, which amount represents the amount of interest accrued on the LaSalle Bank
Mortgage Loan Balance, as agreed to by the Seller and the Purchaser. The
Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(i) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are

Specially Designated Mortgage Loan Documents and (ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File").
All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     U.S. Bank National Association, as trustee for the registered holders of
     Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2006-C1, or in blank, and (B) in the case of a Loan
     Combination, a copy of the executed Mortgage Note for each related
     Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
     any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of U.S.
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2006-C1 (or, in the case of a Loan Combination, in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage
     Pass-Through Certificates, Series 2006-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial
     Mortgage Pass-Through Certificates, Series 2006-

     C1 (or, in the case of a Loan Combination, in favor of U.S. Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1,
     Commercial Mortgage Pass-Through Certificates, Series 2006-C1, as assignee
     (or, in the case of a Loan Combination, in favor of U.S. Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) an original or a copy of an intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
     Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

          (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the
Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and
Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the
Recording/Filing Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Midland Loan Services, Inc.) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage
Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of the applicable Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or

other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to
     Regulation AB.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such
Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially
Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies

under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the
Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the
Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed
Loan (that is not the Crossed Loan directly affected by the subject Document
Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed
Loan directly affected by the subject Document Defect or Breach) is held in the
Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related
Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Certificate
Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to

the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the
Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on Seller's right to cure a Document Defect or Breach as set forth in this
Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the
180th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released), and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts

                                       10

necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable Master Servicer's Collection
Account, and, if applicable, the delivery of the Mortgage File(s) and the
Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the
Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

                                       11

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the

                                       12

breach of, any material contract, agreement or other instrument to which the
Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties

                                       13

of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master
Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firms of Ernst
& Young LLP and PriceWaterhouseCoopers LLP, in form satisfactory to the
Purchaser and relating to certain information regarding the Mortgage Loans and
Certificates as set forth in the Prospectus (as defined in Section 6(d) of this
Agreement) and Prospectus Supplement (as defined in Section 6(d) of this
Agreement), respectively, shall have been delivered; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of May 16, 2006, among the
Seller, Merrill Lynch Mortgage Lending, Inc., PNC Bank, National Association,
Artesia Mortgage Capital Corporation, the Purchaser, the Underwriters and the
Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase
Agreement");

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with

                                       14

the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Free
Writing Prospectus (when read together with the free writing prospectus distributed by email to potential investors in the Certificates on May 12, 2006 and attached hereto as Exhibit A), as of the Time of Sale or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the
Prospectus Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the
Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-3 to the Free Writing Prospectus entitled "North
Point Mall Trust Mortgage Loan Amortization Schedule", Annex A-4 to the Free
Writing Prospectus entitled "633 17th Street Trust Mortgage Loan Amortization
Schedule", Annex A-5 to the Free

                                       15

Writing Prospectus entitled "Mainsail Trust Mortgage Loan Amortization
Schedule", Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Free Writing Prospectus (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers" and "--The Loan Combination Controlling
Parties", "Summary of Offering Prospectus--The Mortgage Loans and the Mortgaged
Real Properties", "Risk Factors" and "Description of the Mortgage Pool".

          The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-3 to the Prospectus Supplement entitled "North Point
Mall Trust Mortgage Loan Amortization Schedule", Annex A-4 to the Prospectus
Supplement entitled "633 17th Street Trust Mortgage Loan Amortization Schedule",
Annex A-5 to the Prospectus Supplement entitled "Mainsail Trust Mortgage Loan
Amortization Schedule", Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans"
(insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus
Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan
Sellers" and "--The Loan Combination Controlling Parties", "Summary of
Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors" and "Description of the Mortgage Pool".

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

                                       16

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated May 5,
2006, and relating to the Publicly-Offered Certificates;

          "Memorandum" means the confidential Private Placement Memorandum dated
May 16, 2006, and relating to the Private Certificates;

          "Prospectus" means the base prospectus dated May 5, 2006.

          "Prospectus Supplement" means the prospectus supplement dated May 16,
2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

          "Time of Sale" means May 16, 2006, at 2:30 p.m.

          (e) Each of: (i) the articles of association and bylaws of the Seller, and (ii) an original or a copy of the certificate of corporate existence of the
Seller issued by the Comptroller of the Currency dated not earlier than sixty
(60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Custodian, the Underwriters, the Initial Purchasers and each of the Rating
Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this

                                       17

Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form)
insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the
Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation
AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Certificate Administrator's filing of a Form 15 with respect to the
Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and
Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the
Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

                                       18

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this
Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to

                                       19

damages or other relief, costs and expenses, attorneys' fees and court costs
(including, without limitation, expert witness fees). As used herein, the term
"prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PriceWaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the
Certificate Purchase Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                                       20

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By: /s/ Nathan H. Stearns
                                            ------------------------------------
                                            Name: Nathan H. Stearns
                                            Title: Managing Director

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Senior Vice President

             MLMT 2006-C1: LaSalle Mortgage Loan Purchase Agreement

                                    EXHIBIT A

Seller:

Address for Notices:

LaSalle Bank National Association
135 South LaSalle Street
Suite 3410
Chicago, Illinois 60603
Attention: Brian Fetterolf
Telecopier: (312) 904-0900

with a copy to:

LaSalle Bank Corporation
Legal Department
135 South LaSalle Street
Suite 925
Chicago, Illinois 60603
Attention: Marlene L. Ellis, Counsel
Telecopier: (312) 904-2340

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street

                                       23

New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                       24

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in May 2006 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however,

to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a
"marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy);
(d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a
Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another
Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged
Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The
Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the
Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the
Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the
Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents

                                      I-2

or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor and, in certain instances the related Mortgagee, owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.
With respect to each Mortgage Loan, since the later of (a) May 5, 2006 and (b)
the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

                                      I-3

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate
Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage
Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts
(pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the
Trustee) and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such

                                      I-4

trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or

                                      I-5

conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

                                      I-6

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably

                                      I-7

acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related
Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground
Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

                                      I-8

          18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground
     Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                                      I-9

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced

                                      I-10

funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a)
amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. Except with respect to another Mortgage Loan
(which will also be an asset of the Trust Fund) cross-collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and

                                      I-11

clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge:
(i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Other than any default interest or late charges, each
Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment
Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any

                                      I-12

Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized

                                      I-13

Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the
Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the
Mortgage Loan it may only own and operate one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a

                                      I-14

valid security interest in all items of personal property owned by the related
Mortgagor which are material to the conduct in the ordinary course of the
Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

                                      I-15

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                                      I-16

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)
               EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES*

EXCEPTIONS TO REPRESENTATIONS (4) AND (8)

LOANS                                             DESCRIPTION OF EXCEPTIONS
-----                                             -------------------------

40 Koehler Portfolio One                          The Mortgaged Property is subject to a right of first
                                                  refusal to purchase the Mortgaged Property in favor of
                                                  the related franchisor. The right of first refusal
                                                  terminates upon a foreclosure of the Mortgaged Property.
                                                  Mortgagee may, at its sole discretion, enter into a new
                                                  franchise agreement after foreclosure.

88 Concord Station                                The Mortgaged Property is subject to the right of first
                                                  refusal to purchase the property in favor of the original
                                                  developer. The right of first refusal does not apply with
                                                  respect to any transfer of title to the mortgagee through
                                                  a foreclosure or a deed-in-lieu of foreclosure, however,
                                                  subsequent transfers will be subject to the right of
                                                  first refusal.

163 Walgreens - Alamosa, CO                       The Mortgaged Properties are subject to the right of
220 Walgreens - Bryan, TX                         first refusal to purchase the property in favor of
                                                  Walgreens (the tenant).

----------
* Seller has attempted to indicate the particular representation or warranty (by reference to the Section in which such representation or warranty appears) to which an exception primarily relates. Notwithstanding the foregoing, each exception is intended to qualify each representation or warranty to which it may relate, regardless whether such exception expressly refers to the Section in which the applicable representation or warranty appears.

For purposes of the MLPA and this Annex A (to Schedule I) - Exceptions to the
Representations and Warranties of Seller, Seller deems the term "commercial and multifamily" to include manufactured housing communities.

In addition, all mortgage loan assignments and UCC financing statements assignments were executed in favor of the Trustee and not the Purchaser.

EXCEPTIONS TO REPRESENTATION (10)

LOANS                                             DESCRIPTION OF EXCEPTIONS
-----                                             -------------------------

1   North Point Mall                              Each Mortgagor is required to obtain terrorism
5   Cerritos Corporate Center                     insurance only if coverage is commercially available
14  Inland Southwest Crossing Shopping Center     for properties similar to its respective Mortgaged
15  Inland Hartford Insurance                     Property and located in and around the region in which
16  Inland Diebold Warehouse                      the Mortgaged Property is located.
23  Inland Triangle Center
73  Inland Crosswell-Cypress
97  Inland Target South Center
158 Inland CVS Cave Creek

3 Chase Tower                                     Mortgagor required to obtain terrorism insurance only if
                                                  the cost of such insurance does not exceed a certain
                                                  amount as further detailed in the Mortgage Loan
                                                  documents.

220 Walgreens - Bryan, TX                         Mortgagor is not required to maintain terrorism
                                                  insurance, but Walgreens (tenant) currently maintains
                                                  terrorism insurance. However, a principal has signed a
                                                  carveout guaranty to cover any losses, costs or damages
                                                  which may result from the failure to carry terrorism
                                                  insurance

EXCEPTION TO REPRESENTATION (12)

LOANS                                             DESCRIPTION OF EXCEPTION
-----                                             ------------------------

16 Inland Diebold Warehouse                       The environmental report for the Mortgage Property is
                                                  not within twelve (12) months of the date hereof.

EXCEPTION TO REPRESENTATION (14)

LOANS                                             DESCRIPTION OF EXCEPTION
-----                                             -------------------------

All Loans Referenced in Exception 10              With respect to terrorism insurance see the exceptions
                                                  to Rep. 10 all of which are incorporated herein by
                                                  reference.

1 North Point Mall                                Mortgagor is permitted to maintain (i) commercial
                                                  general liability insurance through a syndicate of
                                                  insurers whereby at least 60% of the coverage is with
                                                  carriers having a rating by S&P of not lower than "A",
                                                  at least 75% of the coverage (including, for the
                                                  purposes of such calculation, the carriers which are
                                                  rated not lower than "A") is with carriers having a
                                                  claims-paying-ability rating by S&P not lower than
                                                  "BBB," and (ii) all-risk, business income, builder's
                                                  risk, boiler and machinery and terrorism insurance
                                                  through a syndicate of insurers through which at least
                                                  75% of the coverage (if there are 4 or fewer members of
                                                  the syndicate) or at least 60% of the coverage (if there
                                                  are 5 or more members of the syndicate) is with carriers
                                                  having a rating by S&P of not lower than "A" and the
                                                  balance of the coverage is, in each case, with carriers
                                                  having a rating by S&P of not lower than "BBB", provided
                                                  that the first-loss risk is borne by the carriers having
                                                  a rating by S&P of not lower than "A."

15  Inland Hartford Insurance                     Mortgagor may provide insurance through its tenant and
158 Inland CVS Cave Creek                         the respective tenant on the Mortgaged Property has the
163 Walgreens - Alamosa, CO                       right to self insure in lieu of third party insurance.
220 Walgreens - Bryan, TX

220 Walgreens - Bryan, TX                         Mortgagor shall not be required to maintain business
                                                  interruption insurance, however, a principal has signed
                                                  a carveout guaranty to cover any losses, costs or
                                                  damages which may result from failure to carry business
                                                  interruption insurance.

EXCEPTIONS TO REPRESENTATION (17)

LOANS                                             DESCRIPTION OF EXCEPTIONS
-----                                             -------------------------

All LaSalle Loans                                 In certain circumstances, if a Mortgaged Property does
                                                  not materially comply with all applicable zoning laws,
                                                  the non-compliance may be insured over by a title
                                                  insurance policy or a law and ordinance insurance policy
                                                  may have been obtained by the Mortgagor with respect to
                                                  such Mortgaged Property.

EXCEPTIONS TO REPRESENTATION (18) - GROUND LEASES

LOANS                                             DESCRIPTION OF EXCEPTIONS
-----                                             -------------------------

5 Cerritos Corporate Center                       (iii) The Ground Lease provides that following a
                                                  mortgagee's acquisition of a ground tenant's interest in
                                                  the Ground Lease pursuant to a foreclosure or a deed in
                                                  lieu of foreclosure, a mortgagee shall be entitled to
                                                  assign its interest in the Ground Lease without ground
                                                  landlord's prior consent. All subsequent transfers of
                                                  the Ground Lease by a mortgagee's transferee require
                                                  ground landlord's reasonable consent and satisfaction of
                                                  other related conditions set forth in the Ground Lease.

                                                  (ix) Casualty insurance proceeds must be used to repair
                                                  or restore the Mortgaged Property, provided, however,
                                                  during the last three (3) months prior to the maturity
                                                  date of the Mortgage Loan, mortgagee may use the
                                                  insurance proceeds to pay down the outstanding principal
                                                  balance of the Mortgage Loan.

11 633 17th Street                                The Mortgaged Property is made up of fee and leasehold
                                                  interests. In total, there are four Ground Leases and
                                                  one sub-Ground Lease. A portion of the building (lots 9
                                                  and 10, which lie under approximately 10% of the
                                                  building) on the Mortgaged Property is subject to two
                                                  Ground Leases both of which cover the same area and have
                                                  the same ground landlord, the original ground lease
                                                  dated as of August 30, 1924 (the "1924 Ground Lease")
                                                  and a subsequent ground lease dated as of February 1,
                                                  1970 (as amended from time to time, the "Lakeside Ground
                                                  Lease"). In addition, there is a ground sublease of the
                                                  1924 Ground Lease dated as of August 14, 1961 (as
                                                  amended from time to time, the "1730 California Ground
                                                  Sublease"). The parking garage is subject to two ground
                                                  leases, the Quait/Garlett Ground Lease (on lots 3-8)
                                                  dated as of March 29, 1974 (as amended from time to
                                                  time, the "Quait/Garlett Ground Lease") and the Denham
                                                  Ground Lease (on lots 1 and 2 and 9-16) dated as of
                                                  March 29, 1974 (as amended from time to time, the
                                                  "Denham Ground

                                                  Lease"). To note, simultaneously with the closing of the
                                                  Mortgage Loan, Mortgagor acquired the Mortgaged Property
                                                  from the seller of the Mortgaged Property (the "633
                                                  Property Seller").

                                                  (i) The ground landlord estoppel certificates for the
                                                  Denham Ground Lease are silent on whether there has been
                                                  a material change in the terms of the Denham Ground
                                                  Lease. However, the estoppel certificate executed and
                                                  delivered by 633 Property Seller in connection with the
                                                  Denham Ground Lease state that the Denham Ground Lease
                                                  has not been amended, modified, supplemented or
                                                  superseded.

                                                  (iii) Each of the 1924 Ground Lease and the 1730
                                                  California Ground Sublease is silent on the transfer of
                                                  Mortgagor's interest upon a foreclosure or deed in lieu
                                                  of foreclosure.

                                                  (iv) The estoppel certificate for each of the 1730
                                                  California Ground Sublease and the Denham Ground Lease
                                                  did not address whether the respective Ground Lease is
                                                  in full force and effect. The estoppel certificate for
                                                  the 1730 California Ground Sublease did not address
                                                  whether any default has occurred under the Ground Lease.
                                                  No assurances were received in the form of an estoppel
                                                  certificate in connection with the 1924 Ground Lease,
                                                  therefore, Seller cannot confirm whether the 1924 Ground
                                                  Lease is in full force and effect and whether any
                                                  default has occurred under such Ground Lease. However,
                                                  Mortgagor represented in the Mortgage Loan documents
                                                  that each Ground Lease is in full force and effect and
                                                  that no default has occurred under the respective Ground
                                                  Leases and the sub-Ground Lease. Additionally, the
                                                  estoppel certificates executed and delivered by 633
                                                  Property Seller in connection with the Denham Ground
                                                  Lease state that the Denham Ground Lease is in full
                                                  force and effect.

                                                  (v) The 1924 Ground Lease is silent on whether the
                                                  ground landlord has to give notice of any default by the
                                                  ground tenant to mortgagee. Each of the 1924 Ground
                                                  Lease, the 1730 California Ground Sublease, the

                                                  Quait/Garlett Ground Lease, the Denham Ground Lease and
                                                  the Lakeside Ground Lease, the respective ground landlord
                                                  cannot terminate the respective Ground Lease unless prior
                                                  notice of a default has been given to a mortgagee and
                                                  mortgagee fails to cure such default and under the 1730
                                                  California Ground Sublease, the ground landlord may not
                                                  terminate the Ground Sublease if mortgagee cures a
                                                  default within 30 days after receipt of a default notice.
                                                  Additionally, Mortgagor has covenanted under the Mortgage
                                                  Loan documents to provide copies of all notices to
                                                  Mortgagee.
                                                  (vi) Each of the 1924 Ground Lease and the 1730
                                                  California Ground Sublease is silent on whether mortgagee
                                                  under the Mortgage Loan is permitted a reasonable
                                                  opportunity to cure any default under the respective
                                                  Ground Lease. However, under the 1730 California Ground
                                                  Sublease, the ground landlord may not terminate the
                                                  Ground Lease if mortgagee cures a default within 30 days
                                                  after receipt of default notice. The Lakeside Ground
                                                  Lease (which covers the same real property as the 1924
                                                  Ground Lease) operates to address the continuation of
                                                  Mortgagor's leasehold estate if the 1924 Ground Lease
                                                  were to be terminated and the term of the Lakeside Ground
                                                  Lease runs 49 years beyond the maturity date of the
                                                  Mortgage Loan.
                                                  (vii) The term of each of the 1924 Ground Lease and the
                                                  1730 California Ground Sublease (including all respective
                                                  renewal terms) expires seven years after the Maturity
                                                  Date of the Mortgage Loan. However, the Lakeside Ground
                                                  Lease (which covers the same real property as the 1924
                                                  Ground Lease)

                                                  operates to address the continuation of Mortgagor's
                                                  leasehold estate after the expiration of the 1924 Ground
                                                  Lease and the 1730 California Ground Sublease and the
                                                  term of the Lakeside Ground Lease runs 49 years beyond
                                                  the maturity date of the Mortgage Loan.
                                                  (viii) Each of the 1924 Ground Lease, the 1730 California
                                                  Ground Sublease and the Lakeside Ground Lease is silent
                                                  on whether, after a bankruptcy or following the
                                                  termination of either Ground Lease, mortgagee may enter
                                                  into a new ground lease with the ground landlord.
                                                  However, the principal under the Mortgage Loan executed a
                                                  non-recourse carveout guaranty, which included a carveout
                                                  for any losses suffered by mortgagee as a result of a
                                                  termination or rejection of any Ground Lease.
                                                  (xi) Each of the 1924 Ground Lease, the 1730 California
                                                  Ground Sublease, the Lakeside Ground Lease, the
                                                  Quait/Garlett Ground Lease and the Denham Ground Lease is
                                                  silent on whether mortgagee consent is required in
                                                  connection with an amendment, modification, cancellation
                                                  or termination of the respective Ground Lease and whether
                                                  any amendment, termination, modification or cancellation
                                                  of the respective Ground Lease without mortgagee's
                                                  consent is binding on such mortgagee. However, the
                                                  Mortgage Loan documents require Mortgagor to obtain
                                                  mortgagee's consent to any amendment, termination,
                                                  modification or cancellation of any Ground Lease and the
                                                  principal under the Mortgage Loan executed a non-recourse
                                                  carveout guaranty, which included a carveout for any
                                                  losses suffered by mortgagee as a result of a termination
                                                  or rejection of the Ground Lease.

49 Southfield Office Building                     (vii) The Ground Lease term expires (including all
                                                  renewal terms) after the anticipated repayment date of
                                                  the Mortgage Loan, but prior to the maturity date of the
                                                  Mortgage Loan.
                                                  (viii) The Ground Lease does not require the

                                                  ground landlord to enter into a new lease with mortgagee
                                                  following the termination or rejection of the Ground
                                                  Lease. However, the principal under the Mortgage Loan
                                                  executed a non-recourse carveout guaranty, which included
                                                  a carveout for any losses suffered by mortgagee as a
                                                  result of a termination or rejection of the Ground Lease.
                                                  (ix) The Ground Lease is silent on the application of
                                                  casualty insurance proceeds. However, the Mortgage Loan
                                                  documents require that casualty insurance proceeds are
                                                  applied to either (i) repairing or restoring the
                                                  Mortgaged Property, or (ii) payment of the outstanding
                                                  principal balance of the Mortgage Loan.
                                                  (x) Ground tenant is not permitted to assign or sublet
                                                  all or any part of the Mortgaged Property without ground
                                                  landlord's consent, which consent shall not be
                                                  unreasonably withheld.
                                                  (xi) The Ground Lease cannot be amended or modified
                                                  without the written consent of mortgagee, however, the
                                                  Ground Lease is silent on whether mortgagee consent is
                                                  required in connection with the cancellation or
                                                  termination of the Ground Lease.
                                                  The Ground Lease covers a portion of the parking area
                                                  located on the Mortgaged Property which is necessary to
                                                  comply with the terms of a particular tenant's lease, but
                                                  is not needed to comply with applicable zoning or any
                                                  other requirements for the use of the Mortgaged Property.

93 The Cap at Union Station                       (iii) Ground landlord's consent is not required in the
                                                  event a mortgagee forecloses or takes a deed-in-lieu of
                                                  foreclosure, however, the Ground Lease requires the
                                                  ground landlord's consent (which consent shall not be
                                                  unreasonably withheld or delayed) to any subsequent
                                                  transfer or assignment of the Mortgaged Property after a
                                                  foreclosure or deed-in-lieu of foreclosure.
                                                  (xi)The Ground Lease prohibits cancellation of the Ground
                                                  Lease without mortgagee's prior

                                                  consent, but, the Ground Lease does not prohibit the
                                                  termination of the Ground Lease without mortgagee's prior
                                                  consent. However, the Mortgage Loan documents require
                                                  Mortgagor to obtain mortgagee's consent to any amendment,
                                                  termination, modification or cancellation of the Ground
                                                  Lease.

119 Star Financial                                (vii) The Ground Lease expires (including all renewal
                                                  terms) eighteen years after the Maturity Date of the
                                                  Mortgage Loan.

                                                  The Ground Lease relates primarily to a drive-through
                                                  lane for a teller window, which is necessary to comply
                                                  with the terms of a particular tenant's lease, but is not
                                                  needed to comply with applicable zoning or any other
                                                  requirements for the use of the Mortgaged Property. The
                                                  particular tenant lease expires (including all extension
                                                  terms) ten years prior to the expiration date of the
                                                  Ground Lease.

16 Inland Diebold Warehouse                       (viii) The Ground Lease does not require the ground
                                                  landlord to enter into a new lease with a mortgagee upon
                                                  termination of the Ground Lease, but mortgagee
                                                  automatically and without execution of any additional
                                                  instrument steps into the place of ground tenant under
                                                  the Ground Lease.
                                                  (xi) The Ground Lease does not address whether any
                                                  amendment, termination, modification or cancellation of
                                                  the respective Ground Lease without mortgagee's consent
                                                  is binding on such mortgagee. However, the Mortgage Loan
                                                  documents require Mortgagor to obtain mortgagee's consent
                                                  to any amendment, termination, modification or
                                                  cancellation of the Ground Lease.

EXCEPTIONS TO REPRESENTATION (22)

LOANS                            DESCRIPTION OF EXCEPTIONS
-----                            -------------------------
11 633 17th Street               There is a pending SEC investigation against
31 Doral Court                   the principal of each Mortgagor. The
                                 investigation does not address either Mortgaged
                                 Property. A guaranty was executed for each
                                 Mortgage Loan by such principal to indemnify
                                 the holder of the Mortgage Loan from any losses
                                 resulting from such investigation.

EXCEPTIONS TO REPRESENTATION (28)

LOANS                            DESCRIPTION OF EXCEPTIONS
-----                            -------------------------
1 North Point Mall               One or more portions of the Mortgaged Property
                                 may be released from the lien of the Mortgage
                                 for no consideration subject to the
                                 satisfaction of certain terms and conditions as
                                 set forth in the Mortgage Loan documents.

11  633 17th Street              The respective Mortgage Loan documents permit
40  Koehler Portfolio One        partial defeasance of the respective Mortgage
54  IAC Goose Island             Loan.
    Industrial Portfolio
56  Oklahoma Apartment.
    Portfolio
102 Koehler Portfolio Two

EXCEPTIONS TO REPRESENTATIONS (28) AND (34)

LOANS                            DESCRIPTION OF EXCEPTIONS
-----                            -------------------------
1  North Point Mall              The respective Mortgage Loan documents permit
54 IAC Goose Island Industrial   the respective Mortgagor to substitute
   Portfolio                     properties for the Mortgaged Properties subject
61 IAC DHL Distribution Center   to the satisfaction of certain terms and
                                 conditions as set forth in the respective
                                 Mortgage Loan documents.

EXCEPTIONS TO REPRESENTATION (34)

LOANS                            DESCRIPTION OF EXCEPTIONS
-----                            -------------------------
1  North Point Mall              The respective Mortgage Loan documents permit
41 Forest Meadows Apartment      each Mortgagor to obtain future mezzanine debt
56 Oklahoma Apartment Portfolio  subject to the satisfaction of certain terms
77 Trust Building                and conditions as set forth in the respective
186 Clock Tower Self Storage     Mortgage Loan documents.

213 Watchful Eye Self Storage

54 IAC Goose Island Industrial
   Portfolio                     The owner of Mortgagor has existing mezzanine
                                 debt in the amount of $9,005,918. The holder of
                                 the Mortgage Loan and the mezzanine lender
                                 entered into an Intercreditor Agreement.

61 IAC DHL Distribution Center   The owner of Mortgagor has existing mezzanine
                                 debt in the amount of $3,363,611. The holder of
                                 the Mortgage Loan and the mezzanine lender
                                 entered into an Intercreditor Agreement.

77 Trust Building                The owners of Mortgagor have existing mezzanine
                                 debt in the amount of $625,000. The holder of
                                 the Mortgage Loan and the mezzanine lender have
                                 entered into an Intercreditor Agreement.

EXCEPTIONS TO REPRESENTATION (43)

LOANS                            DESCRIPTION OF EXCEPTIONS
-----                            -------------------------
All LaSalle Loans                Generally, the Mortgage Loan documents do not
                                 have a non-recourse carveout for "waste," but
                                 they do have a non-recourse carveout for
                                 "material waste of the Mortgaged Property
                                 caused by the intentional or grossly negligent
                                 act or omission of Mortgagor, its agents,
                                 affiliates, officers and employees".

14  Inland Southwest Crossing
    Shopping Center              For each Mortgage Loan, the respective
15  Inland Hartford Insurance    Mortgagor and principal are not liable for
16  Inland Diebold Warehouse     "waste" but they are liable for "material
23  Inland Triangle Center       physical waste."
73  Inland Crosswell-Cypress
97  Inland Target South Center
158 Inland CVS Cave Creek

54 IAC Goose Island Industrial   Each Mortgagor and each principal is not liable
   Portfolio                     for "waste" but is liable for removal or
61 IAC DHL Distribution Center   disposal of any portion of the Mortgaged
                                 Property after an Event of Default. Each
                                 Mortgagor and each principal are not liable for
                                 the "misappropriation" of any tenant security
                                 deposits, rent, insurance proceeds or
                                 condemnation awards, but are liable for the
                                 "misapplication or conversion" by Mortgagor of
                                 any insurance proceeds, condemnation awards or
                                 rent. Additionally, each Mortgagor and each
                                 principal are liable if any tenant security
                                 deposits are not delivered to Mortgagee upon a
                                 transfer of the Mortgaged Property to Mortgagee
                                 unless such amounts were previously applied in
                                 accordance with the terms of the leases.

EXCEPTIONS TO REPRESENTATION (47)

LOANS                            DESCRIPTION OF EXCEPTION
-----                            ------------------------
All LaSalle Mortgage Loans.      Rent Rolls may not be specifically required,
                                 but upon request, Mortgagor shall provide any
                                 financial information that Lender may
                                 reasonably request.

EXCEPTIONS TO REPRESENTATION (53)

LOANS                            DESCRIPTION OF EXCEPTION
-----                            ------------------------
131 Banyan Professional Center   The Mortgage Loan was originated by Suncrest
                                 Corp., which party is not the Seller.

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
 WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                      NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                      NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

MLMT 2006-C1: MORTGAGE LOAN SCHEDULE

            LOAN
           GROUP                                                            PROPERTY
LOAN #     1 OR 2  PROPERTY NAME                               ORIGINATOR   TYPE
------     ------  -------------                               ----------   --------

   1         1     North Point Mall                            LaSalle      Retail
   3         1     Chase Tower                                 LaSalle      Office
   5         1     Cerritos Corporate Center                   LaSalle      Office
  11         1     633 17th Street                             LaSalle      Office
  12         1     1990 M Street                               LaSalle      Office
                   Inland Roll- up                             LaSalle      Various
  14         1     Inland Southwest Crossing Shopping Center   LaSalle      Retail
  15         1     Inland Hartford Insurance                   LaSalle      Office
  16         1     Inland Diebold Warehouse                    LaSalle      Industrial
  18         1     The Suites at Mainsail Village              LaSalle      Hospitality
  19         1     Central Florida Research Park Portfolio     LaSalle      Industrial
 19.01       1     Challenger Tech III                         LaSalle      Industrial
 19.02       1     Challenger Tech IV                          LaSalle      Industrial
 19.03       1     Discovery Tech Center                       LaSalle      Industrial
  23         1     Inland Triangle Center                      LaSalle      Retail
                   Wrigley Roll-up                             LaSalle      Multifamily
  27         1     Wrigley I                                   LaSalle      Multifamily
  28         1     Wrigley III                                 LaSalle      Multifamily
  29         1     Wrigley II                                  LaSalle      Multifamily
  30         1     Capitol View Office Building                LaSalle      Office
  31         1     Doral Court                                 LaSalle      Office
                   Chicago Roll-up                             LaSalle      Various
  33         1     1150 North Dearborn                         LaSalle      Retail
  34         1     2633 North Halsted                          LaSalle      Retail
  35         1     2206-08 North Halsted Street                LaSalle      Retail
  36         1     1525 West Belmont Avenue                    LaSalle      Office
  37         1     843-45 West Armitage Avenue                 LaSalle      Mixed Use
  40         1     Koehler Portfolio One                       LaSalle      Hospitality
 40.01       1     Wingate Inn - Little Rock                   LaSalle      Hospitality
 40.02       1     Holiday Inn Express - Cheyenne              LaSalle      Hospitality
 40.03       1     Holiday Inn Express - Casper                LaSalle      Hospitality
 40.04       1     Holiday Inn Express Moab                    LaSalle      Hospitality
  41         2     Forest Meadows Apartments                   LaSalle      Multifamily
  44         1     Wachovia Center                             LaSalle      Office
  45         1     Court in the Square                         LaSalle      Office
  47         2     Walden Chase Apartments                     LaSalle      Multifamily
  49         1     Southfield Office Building                  LaSalle      Office
                   Tampa Hotel Roll-up                         LaSalle      Hospitality
  51         1     Hampton Inn - Tampa                         LaSalle      Hospitality
  52         1     Holiday Inn Express - Tampa, FL             LaSalle      Hospitality
  54         1     IAC Goose Island Industrial Portfolio       LaSalle      Industrial
 54.01       1     1111 North Cherry                           LaSalle      Industrial
 54.02       1     1060 West Division                          LaSalle      Industrial
 54.03       1     870 West Division (D-F)                     LaSalle      Industrial
 54.04       1     870 West Division (A-C)                     LaSalle      Industrial
 54.05       1     1000 North North Branch                     LaSalle      Industrial
  56         2     Oklahoma Apartment Portfolio                LaSalle      Multifamily
 56.01       2     Oak Park Apartments                         LaSalle      Multifamily
 56.02       2     Winds of Oak Ridge Apartments               LaSalle      Multifamily
 56.03       2     Oak Hill Apartments                         LaSalle      Multifamily
 56.04       2     Winds of Oak Forest Apartments              LaSalle      Multifamily
  59         2     St. Thomas at Campeche                      LaSalle      Multifamily
  60         1     Siena at Old Orchard                        LaSalle      Retail
  61         1     IAC DHL Distribution Center                 LaSalle      Industrial
  62         1     McKinney Medical Arts                       LaSalle      Office
  65         1     Turlock Medical Office                      LaSalle      Office
  67         1     Wildrose Business Park                      LaSalle      Industrial
  68         1     440 Plaza SC                                LaSalle      Retail
  72         1     Broadway Central                            LaSalle      Office
  73         1     Inland Crosswell-Cypress                    LaSalle      Retail
  75         1     Vineyard Bank Building                      LaSalle      Office
  77         1     Trust Building                              LaSalle      Office
  78         1     Infocrossing - Omaha                        LaSalle      Office
  81         1     Infocrossing - Tempe                        LaSalle      Office
  85         1     Manchester & Morgan Self Storage            LaSalle      Mixed Use
 85.01       1     Morgan Self Storage - Manchester            LaSalle      Mixed Use
 85.02       1     Morgan Self Storage - Salem                 LaSalle      Mixed Use
  86         2     Ashford Apartments                          LaSalle      Multifamily
  88         1     Concord Station                             LaSalle      Retail
  89         1     Homewood Suites - Austin                    LaSalle      Hospitality
  90         1     Hampton Inn - Austin                        LaSalle      Hospitality
  91         2     Residences at West Beach                    LaSalle      Multifamily
  92         1     9121 Gaither Road                           LaSalle      Industrial
  93         1     The CAP at Union Station                    LaSalle      Retail
  97         1     Inland Target South Center                  LaSalle      Retail
  101        1     BJ's Wholesale Club - Stoneham              LaSalle      Retail
  102        1     Koehler Portfolio Two                       LaSalle      Hospitality
102.01       1     Spring Hill Suites                          LaSalle      Hospitality
102.02       1     Holiday Inn Express Lockwood/Billings       LaSalle      Hospitality
  103        1     Kenwood Crossing                            LaSalle      Office
  106        2     Waldan Pond Apartments                      LaSalle      Multifamily
  111        1     Junction Pointe Retail                      LaSalle      Retail
111.01       1     306-376 Junction Road                       LaSalle      Retail
111.02       1     13050 Aldrich Avenue South                  LaSalle      Retail
  112        1     One Heritage Place                          LaSalle      Office
  113        2     Bayscene MHP                                LaSalle      Manufactured Housing
  119        1     Star Financial                              LaSalle      Office
  120        1     Marriott Courtyard - Farmington, NM         LaSalle      Hospitality
  124        2     35 Essex Street                             LaSalle      Multifamily
  128        1     Smith and Richmond Office                   LaSalle      Office
128.01       1     2900 Smith Building                         LaSalle      Office
128.02       1     Richmond Avenue Office                      LaSalle      Office
  131        1     Banyan Professional Center                  LaSalle      Office
  132        1     Food Lion Plaza                             LaSalle      Retail
                   Tennessee Apartments Roll-up                LaSalle      Multifamily
  133        2     Kingwood Apartments                         LaSalle      Multifamily
  134        2     Northfield Lodge Apartments                 LaSalle      Multifamily
  135        1     Suburban Extended Stay - Largo, FL          LaSalle      Hospitality
  137        2     Valley Brook Townhomes                      LaSalle      Multifamily
  138        1     Hertz 201 Stanwix                           LaSalle      Office
  141        1     Dollar General Portfolio                    LaSalle      Retail
141.01       1     Dollar General - Sebewaing                  LaSalle      Retail
141.02       1     Dollar General - Au Gres                    LaSalle      Retail
141.03       1     Dollar General - Croswell                   LaSalle      Retail
141.04       1     Dollar General - Marcellus                  LaSalle      Retail
141.05       1     Dollar General - Deckerville                LaSalle      Retail
141.06       1     Dollar General - Marlette                   LaSalle      Retail
141.07       1     Dollar General - Hillman                    LaSalle      Retail
141.08       1     Dollar General - Plainville                 LaSalle      Retail
141.09       1     Dollar General - Chatsworth                 LaSalle      Retail
  144        1     1919 Charlotte Avenue                       LaSalle      Office
  145        2     Rime Gardens Apartments                     LaSalle      Multifamily
  147        1     Marsh Creek Country Club                    LaSalle      Other
  150        1     Agincourt Shopping Center                   LaSalle      Retail
  153        1     Valley Produce                              LaSalle      Retail
  155        1     Tampa Self Storage                          LaSalle      Self Storage
  157        1     County of San Bernardino Building           LaSalle      Office
  158        1     Inland CVS Cave Creek                       LaSalle      Retail
  159        1     Farmington Village                          LaSalle      Mixed Use
  162        1     Ventura - Willis Retail Center              LaSalle      Retail
  163        1     Walgreens-Alamosa, CO                       LaSalle      Retail
  164        1     Palm Spring Square                          LaSalle      Retail
  166        1     756 Old State Office                        LaSalle      Mixed Use
  167        1     Glenmont Self Storage                       LaSalle      Self Storage
  168        2     North Hills Manor                           LaSalle      Multifamily
  169        1     70-92 Talamine Court                        LaSalle      Industrial
  170        1     Stoneridge Office                           LaSalle      Office
  172        1     Beach Plaza                                 LaSalle      Retail
  176        1     Winchester Pavilion                         LaSalle      Retail
  177        2     Lincolnwood Pinetree Apartments             LaSalle      Multifamily
  181        2     Reeds Landing Apartments                    LaSalle      Multifamily
  182        1     Nations Storage                             LaSalle      Self Storage
  185        1     Safe Stor Self Storage                      LaSalle      Self Storage
  186        1     Clock Tower Self Storage                    LaSalle      Self Storage
  187        2     Aire Libre MHP                              LaSalle      Manufactured Housing
  188        1     Stephenson Financial Center                 LaSalle      Office
  189        1     Atrium Office                               LaSalle      Office
  190        1     Rome Hilliard Storage                       LaSalle      Self Storage
  191        1     Office Town at Village Creek                LaSalle      Office
  192        1     116th and Keystone Way                      LaSalle      Retail
  193        1     130 Portola Road                            LaSalle      Office
  195        1     Alliance Raceway Storage                    LaSalle      Self Storage
  196        1     Marriott Residence Inn - Durango, CO        LaSalle      Hospitality
  198        2     Crestview Apartments                        LaSalle      Multifamily
  200        2     Carriage House Apartments                   LaSalle      Multifamily
  201        2     Pine Lane Estates                           LaSalle      Multifamily
  204        1     3601 South Cooper Retail                    LaSalle      Retail
  205        1     Frontier Village Self Storage               LaSalle      Self Storage
  206        1     Westwood Village                            LaSalle      Retail
  207        1     218 Ridgedale Avenue                        LaSalle      Office
  209        1     Shops at Lexington                          LaSalle      Retail
  210        1     Panda Plaza Del Lago Center                 LaSalle      Retail
  211        1     Midway Self Storage                         LaSalle      Self Storage
  212        1     Apple Valley Estates                        LaSalle      Manufactured Housing
  213        1     Watchful Eye Self Storage                   LaSalle      Self Storage
  215        1     Mercer Plaza                                LaSalle      Retail
  216        1     Wake Radiology                              LaSalle      Office
  217        1     Jennings Plaza                              LaSalle      Retail
  219        1     Bluffton Retail                             LaSalle      Retail
  220        1     Walgreens - Bryan, TX                       LaSalle      Retail
  221        1     Belair at Oakley Plaza                      LaSalle      Retail
  224        1     Triangle Building                           LaSalle      Office
  225        1     CFG Office                                  LaSalle      Office
  226        1     Landon Plaza                                LaSalle      Retail
  227        1     Stadium and Packard Retail                  LaSalle      Retail
  229        1     Acworth Self Storage                        LaSalle      Self Storage
  230        1     Royal Poinciana MHP                         LaSalle      Manufactured Housing
  231        1     Oklahoma City Office                        LaSalle      Office
  232        1     Pecan Grove                                 LaSalle      Office
  233        2     Delaware Franklin Apartments                LaSalle      Multifamily
  234        1     Woodhaven Retail                            LaSalle      Retail
  236        1     Country Aire MHP                            LaSalle      Manufactured Housing
  238        1     Eagle Market Center                         LaSalle      Mixed Use
  239        1     Royal Self Storage                          LaSalle      Self Storage
  240        1     400 Main Street                             LaSalle      Mixed Use
  241        1     Plaza Mini Storage                          LaSalle      Mixed Use
  242        1     Pickerington Medical Office Building        LaSalle      Office
  243        1     M&M Storage                                 LaSalle      Self Storage
  244        1     American Self Storage of Mesa               LaSalle      Self Storage
  245        1     Franklin Street Apartments                  LaSalle      Mixed Use

LOAN #      STREET ADDRESS                                 CITY             COUNTY                 STATE     ZIP CODE
------      --------------                                 ----             ------                 -----     --------

   1        1000 North Point Circle                        Alpharetta       Fulton                  GA         30022
   3        1 East Ohio Street and 111 Monument Circle     Indianapolis     Marion                  IN         46204
   5        12900 Park Plaza Drive and 12911 183rd Street  Cerritos         Los Angeles             CA         90703
  11        633 17th Street                                Denver           Denver                  CO         80202
  12        1990 M Street NW                               Washington       District of Columbia    DC         20036
            Various                                        Various          Various               Various     Various
  14        4305 Bryant Irvin Road                         Fort Worth       Tarrant                 TX         76132
  15        6820 Wedgwood Road                             Maple Grove      Hennepin                MN         55311
  16        5571 Global Gateway                            Canton           Summitt                 OH         44720
  18        5108 Eisenhower Boulevard                      Tampa            Hillsborough            FL         33634
  19        Various                                        Orlando          Orange                  FL         32826
 19.01      2603 Challenger Tech Court                     Orlando          Orange                  FL         32826
 19.02      12661 Challenger Parkway                       Orlando          Orange                  FL         32826
 19.03      2800-2850 Discovery Drive                      Orlando          Orange                  FL         32826
  23        100-690 Triangle Center and 2010 12th Avenue   Longview         Cowlitz                 WA         98632
            Various                                        Chicago          Cook                    IL         60613
  27        1008-1010 West Waveland                        Chicago          Cook                    IL         60613
  28        1038 West Waveland Avenue                      Chicago          Cook                    IL         60613
  29        1048 West Waveland Avenue                      Chicago          Cook                    IL         60613
  30        201 Townsend Street                            Lansing          Ingham                  MI         48933
  31        8600 Northwest 36th Street                     Doral            Miami-Dade              FL         33166
            Various                                        Chicago          Cook                    IL        Various
  33        1150 North Dearborn                            Chicago          Cook                    IL         60610
  34        2633 North Halsted Street                      Chicago          Cook                    IL         60614
  35        2206-08 North Halsted Street                   Chicago          Cook                    IL         60614
  36        1525 West Belmont Avenue                       Chicago          Cook                    IL         60657
  37        843-45 West Armitage Avenue                    Chicago          Cook                    IL         60614
  40        Various                                        Various          Various               Various     Various
 40.01      1212 South Shackleford Road                    Little Rock      Pulaski                 AR         72211
 40.02      1741 Fleischli Parkway                         Cheyenne         Laramie                 WY         82001
 40.03      4250 Legion Lane                               Casper           Natrona                 WY         82609
 40.04      1515 North Highway 191                         Moab             Grand                   UT         84532
  41        551-799 East Reagan Parkway                    Medina           Medina                  OH         44256
  44        340 Jesse Jewell Parkway SE                    Gainesville      Hall                    GA         30501
  45        401 Second Avenue South                        Seattle          King                    WA         98104
  47        7840 Moon Road                                 Columbus         Muscogee                GA         31909
  49        4000 South IH-35                               Austin           Travis                  TX         78704
            Various                                        Tampa            Hillsborough            FL        Various
  51        5628 West Waters Avenue                        Tampa            Hillsborough            FL         33634
  52        8610 Elm Fair Boulevard                        Tampa            Hillsborough            FL         33610
  54        Various                                        Chicago          Cook                    IL         60622
 54.01      1111 North Cherry Avenue                       Chicago          Cook                    IL         60622
 54.02      1060 West Division Street                      Chicago          Cook                    IL         60622
 54.03      870 West Division Street                       Chicago          Cook                    IL         60622
 54.04      870 West Division Street                       Chicago          Cook                    IL         60622
 54.05      1000 North North Branch Street                 Chicago          Cook                    IL         60622
  56        Various                                        Various          Various                 OK        Various
 56.01      2704 NW 52nd Street                            Lawton           Comanche                OK         73505
 56.02      201 East Almar Drive                           Chickasha        Grady                   OK         73018
 56.03      7510 NW Tango Road                             Lawton           Comanche                OK         73505
 56.04      1740 West Plato Road                           Duncan           Stephens                OK         73533
  59        3428 Cove View Boulevard                       Galveston        Galveston               TX         77554
  60        9340-9400 Skokie Boulevard                     Skokie           Cook                    IL         60077
  61        929 West Cermak Road                           Chicago          Cook                    IL         60608
  62        4201 Medical Center Drive                      McKinney         Collin                  TX         75069
  65        1801-1841 Colorado Avenuve                     Turlock          Stanislaus              CA         95382
  67        9022, 9036, 9050, and 9064 Pulsar Court        Corona           Riverside               CA         92883
  68        800 South Fort Hood Street                     Killeen          Bell                    TX         76541
  72        241 North Broadway                             Milwaukee        Milwaukee               WI         53202
  73        26084 US Highway 290                           Cypress          Harris                  TX         77429
  75        1260 Corona Pointe Drive                       Corona           Riverside               CA         92879
  77        40 Pearl Street                                Grand Rapids     Kent                    MI         49503
  78        11707 Miracle Hills Drive                      Omaha            Douglas                 NE         68154
  81        2005 East Technology Circle                    Tempe            Maricopa                AZ         85284
  85        Various                                        Various          Various                 NH        Various
 85.01      400 Bedford Street                             Manchester       Hillsborough            NH         03101
 85.02      8 Willow Street                                Salem            Rockingham              NH         03079
  86        700 Mansion Circle                             Chattanooga      Hamilton                TN         37405
  88        8591 Concord Mills Boulevard                   Concord          Cabarrus                NC         28027
  89        10925 Stonelake Boulevard                      Austin           Travis                  TX         78759
  90        3908 West Braker Lane                          Austin           Travis                  TX         78759
  91        3222 69th Street                               Galveston        Galveston               TX         77550
  92        9121-9129 Gaither Road                         Gaithersburg     Montgomery              MD         20877
  93        565 - 600 North High Street                    Columbus         Franklin                OH         43215
  97        5073 Highway 290 & 4129 Staggerbrush Road      Austin           Travis                  TX     78735 & 78749
  101       85 Cedar Street                                Stoneham         Middlesex               MA         02180
  102       Various                                        Billings         Yellowstone             MT        Various
102.01      1818 King Avenue                               Billings         Yellowstone             MT         59102
102.02      430 Cole Street                                Billings         Yellowstone             MT         59101
  103       8250 Kenwood Crossing Way                      Cincinnati       Hamilton                OH         45236
  106       450 Waldan Circle                              Acworth          Cherokee                GA         30102
  111       Various                                        Various          Various               Various     Various
111.01      306-376 Junction Road                          Madison          Dane                    WI         53717
111.02      13050 Aldrich Avenue South                     Burnsville       Dakota                  MN         55337
  112       1 Heritage Drive                               Southgate        Wayne                   MI         48195
  113       100 Woodlawn Avenue                            Chula Vista      San Diego               CA         91910
  119       127 West Berry Street                          Fort Wayne       Allen                   IN         46802
  120       560 Scott Avenue                               Farmington       San Juan                NM         87401
  124       35-37 Essex Street                             New York         New York                NY         10002
  128       Various                                        Houston          Harris                  TX        Various
128.01      2900 Smith Street                              Houston          Harris                  TX         77006
128.02      6164 Richmond Avenue                           Houston          Harris                  TX         77057
  131       1350 9th Street North                          Naples           Collier                 FL         34102
  132       1605 East 11th Street                          Siler City       Chatham                 NC         27344
            Various                                        Murfreesboro     Rutherford              TN         37130
  133       118 East Kingwood Drive                        Murfreesboro     Rutherford              TN         37130
  134       603 Northfield Boulevard                       Murfreesboro     Rutherford              TN         37130
  135       6500 Ulmerton Road                             Largo            Pinellas                FL         33771
  137       47 Valley Brook Circle                         Greece           Monroe                  NY         14616
  138       201 Stanwix Street                             Pittsburgh       Allegheny               PA         15222
  141       Various                                        Various          Various               Various     Various
141.01      8851 South Unionville Road                     Sebewaing        Huron                   MI         48759
141.02      511 Huron Street                               Au Gres          Arenac                  MI         48703
141.03      5154 Peck Road                                 Croswell         Sanilac                 MI         48422
141.04      596 West Main Street                           Marcellus        Cass                    MI         49067
141.05      2033 Black River Street                        Deckerville      Sanilac                 MI         48427
141.06      3494 Main Street                               Marlette         Sanilac                 MI         48453
141.07      24250 Veterans Memorial Highway                Hillman          Montmorency             MI         49746
141.08      3483 Rome Road SW                              Plainville       Gordon                  GA         30733
141.09      100 Smyrna Ramhurst Road                       Chatsworth       Murray                  GA         30705
  144       1919 Charlotte Avenue                          Nashville        Davidson                TN         37203
  145       5320 Beacon Drive                              Irondale         Jefferson               AL         35210
  147       169 Marshside Drive                            St. Augustine    Saint Johns             FL         32080
  150       11500 Webb Bridge Way                          Alpharetta       Fulton                  GA         30005
  153       18345-18353 Vanowen Street                     Reseda           Los Angeles             CA         91335
  155       4901 East Adamo Drive                          Tampa            Hillsborough            FL         33605
  157       15400 Civic Drive                              Victorville      San Bernardino          CA         92392
  158       28138 North Tatum Boulevard                    Cave Creek       Maricopa                AZ         85331
  159       32720 Grand River Avenue                       Farmington       Oakland                 MI         48336
  162       14755 Ventura Boulevard                        Sherman Oaks     Los Angeles             CA         91403
  163       1203 Main Street                               Alamosa          Alamosa                 CO         81101
  164       12000 Bellaire Boulevard                       Houston          Harris                  TX         77072
  166       756 Old State Route 74                         Cincinnati       Clermont                OH         45245
  167       560 Route 9W                                   Glenmont         Albany                  NY         12077
  168       3625 Kearney Avenue                            Fort Worth       Tarrant                 TX         76106
  169       70-92 Talamine Court                           Colorado Springs El Paso                 CO         80907
  170       1021 Karl Greimel Drive                        Brighton         Livingston              MI         48116
  172       19269 Coastal Highway                          Rehoboth Beach   Sussex                  DE         19971
  176       41720 Winchester Road                          Temecula         Riverside               CA         92590
  177       2219 South 9th Street                          Charleston       Coles                   IL         61920
  181       1201 North Fretz Avenue                        Edmond           Oklahoma                OK         73003
  182       22300 State Highway 249                        Houston          Harris                  TX         77070
  185       5000 Highway 22                                Mandeville       Saint Tammany           LA         70471
  186       16400 East Colfax Avenue                       Aurora           Adams                   CO         80011
  187       16424 North 29th Street                        Phoenix          Maricopa                AZ         85032
  188       530-532 Stephenson Avenue                      Savannah         Chatham                 GA         31405
  189       1155 Westmoreland Drive                        El Paso          El Paso                 TX         79925
  190       466 Rome Hilliard Road                         Columbus         Franklin                OH         43228
  191       5132-5156 Village Creek Drive                  Plano            Collin                  TX         75093
  192       2810 East 116th Street                         Carmel           Hamilton                IN         46033
  193       130 Portola Road                               Portola Valley   San Mateo               CA         94028
  195       17176 FM 156                                   Justin           Denton                  TX         76247
  196       21691 US Highway 160 West                      Durango          La Plata                CO         81301
  198       201-205 Trealout Drive                         Fenton           Genesee                 MI         48430
  200       2421-2513 Charles Boulevard                    Greenville       Pitt                    NC         27858
  201       2522 Lake Lansing Road                         Lansing          Ingham                  MI         48912
  204       3601 South Cooper Street                       Arlington        Tarrant                 TX         76015
  205       418 91st Avenue NE & 8911 Vernon Road          Everett          Snohomish               WA         98205
  206       1144 -1154 Western Boulevard                   Jacksonville     Onslow                  NC         28546
  207       218 Ridgedale Avenue                           Cedar Knolls     Morris                  NJ         07927
  209       541 West Church Street                         Lexington        Henderson               TN         38351
  210       1196-1212 East Prosperity Avenue               Tulare           Tulare                  CA         93274
  211       105 Mauldin Drive                              Alpharetta       Forsyth                 GA         30004
  212       13001 Pennock Avenue                           Apple Valley     Dakota                  MN         55124
  213       10461 East Apache Trail                        Apache Junction  Maricopa                AZ         85220
  215       140 Johnny Mercer Boulevard                    Savannah         Chatham                 GA         31410
  216       110 South Estes Drive                          Chapel Hill      Orange                  NC         27514
  217       307 East Interstate Drive                      Jennings         Jefferson Davis         LA         70546
  219       1980 North Main Street                         Bluffton         Wells                   IN         46714
  220       610 East Villa Maria Road                      Bryan            Brazos                  TX         77802
  221       194-212 South Belair Road                      Augusta          Columbia                GA         30907
  224       335 East Main Street                           Rochester        Monroe                  NY         14604
  225       3702 South Timberline Road                     Fort Collins     Larimer                 CO         80525
  226       4050-4084 Wilder Road                          Bay City         Bay                     MI         48706
  227       1423 East Stadium Boulevard                    Ann Arbor        Washtenaw               MI         48104
  229       5405 Glade Road                                Acworth          Bartow                  GA         30102
  230       5236 East 14th Street                          Brownsville      Cameron                 TX         78521
  231       1624 Southwest 122nd Street                    Oklahoma City    Cleveland               OK         73170
  232       16270 Airline Highway                          Prairieville     Ascension               LA         70769
  233       561 Delaware Avenue and 494 Franklin Street    Buffalo          Erie                    NY         14202
  234       23110 Allen Road                               Woodhaven        Wayne                   MI         48183
  236       2465 Highway 397                               Lake Charles     Calcasieu               LA         70615
  238       94 Market Street                               Eagle            Eagle                   CO         81631
  239       1211 FM 359 North                              Brookshire       Waller                  TX         77423
  240       400 Main Street                                Franklin         Williamson              TN         37064
  241       421 North Van Buren Road                       Eden             Rockingham              NC         27288
  242       641 Hill Road North                            Pickerington     Fairfield               OH         43147
  243       20 Edgewood Lane                               Winnabow         Brunswick               NC         28479
  244       1541 West University Drive                     Mesa             Maricopa                AZ         85201
  245       45 Allen Street & 488 Franklin Street          Buffalo          Erie                    NY         14209

             CUT-OFF DATE      ORIGINAL        MONTHLY P&I DEBT    ANNUAL P&I DEBT     INTEREST       PRIMARY            MASTER
LOAN #       BALANCE ($)     BALANCE ($)          SERVICE ($)        SERVICE ($)        RATE %     SERVICING FEE      SERVICING FEE
------       ------------    ------------         -----------        -----------        ------     -------------      -------------

   1            161,668,201     162,000,000       953,484.69        11,441,816.26       5.7227         0.0100            0.0100
   3            116,000,000     116,000,000                                             5.2141         0.0100            0.0100
   5             95,000,000      95,000,000       541,786.14         6,501,433.68       5.5191         0.0100            0.0100
  11             37,500,000      37,500,000       204,518.99         2,454,227.83       5.2411         0.0100            0.0100
  12             36,100,000      36,100,000       216,437.74         2,597,252.88       5.9791         0.0100            0.0100
                 31,545,183      31,545,183                                             0.0000
  14             14,691,000      14,691,000                                             5.0291         0.0100            0.0100
  15              9,613,703       9,613,703                                             4.8091         0.0100            0.0100
  16              7,240,480       7,240,480                                             4.8091         0.0100            0.0100
  18             27,500,000      27,500,000       166,454.32         1,997,451.86       6.0038                           0.0100
  19             26,971,271      27,000,000       155,853.66         1,870,243.92       5.5391                           0.0100
 19.01           12,001,571      12,014,354
 19.02            9,217,796       9,227,614
 19.03            5,751,905       5,758,031
  23             23,600,000      23,600,000                                             4.8091         0.0100            0.0100
                 21,000,000      21,000,000       120,556.59         1,446,679.08       0.0000
  27             10,990,000      10,990,000        63,091.28          757,095.36        5.5791         0.0100            0.0100
  28              5,975,000       5,975,000        34,301.22          411,614.64        5.5791         0.0100            0.0100
  29              4,035,000       4,035,000        23,164.09          277,969.08        5.5791         0.0100            0.0100
  30             20,750,000      20,750,000       113,812.36         1,365,748.32       5.1691         0.0100            0.0100
  31             19,640,000      19,640,000       108,696.23         1,304,354.76       5.2391                           0.0100
                 16,970,000      16,970,000        97,563.43         1,170,761.16       0.0000         0.0100            0.0100
  33              5,280,000       5,280,000        30,377.99          364,535.88        5.5991
  34              4,160,000       4,160,000        23,934.18          287,210.16        5.5991         0.0100            0.0100
  35              3,100,000       3,100,000        17,835.56          214,026.72        5.5991         0.0100            0.0100
  36              2,800,000       2,800,000        16,109.54          193,314.48        5.5991         0.0100            0.0100
  37              1,630,000       1,630,000        9,306.16           111,673.92        5.5291         0.0100            0.0100
  40             15,391,318      15,500,000       107,324.10         1,287,889.20       5.5591         0.0100            0.0100
 40.01            4,465,021       4,496,550
 40.02            3,789,342       3,816,100
 40.03            3,600,029       3,625,450
 40.04            3,536,925       3,561,900
  41             15,320,000      15,320,000        89,793.03         1,077,516.36       5.7191         0.0100            0.0100
  44             14,500,000      14,500,000        83,974.38         1,007,692.56       5.6591         0.0100            0.0100
  45             14,172,647      14,200,000        83,002.71          996,032.52        5.7041                           0.0100
  47             14,000,000      14,000,000        82,860.03          994,320.36        5.8591         0.0100            0.0100
  49             13,400,000      13,400,000        74,660.66          895,927.92        5.3091         0.0100            0.0100
                 12,814,293      12,875,000        80,608.89          967,306.68        0.0000                           0.0100
  51              7,066,523       7,100,000        44,452.28          533,427.36        5.6091
  52              5,747,770       5,775,000        36,156.61          433,879.32        5.6091                           0.0100
  54             12,500,000      12,500,000                                             5.3691         0.0100            0.0100
 54.01            3,765,000       3,765,000
 54.02            3,428,750       3,428,750
 54.03            2,092,500       2,092,500
 54.04            1,780,000       1,780,000
 54.05            1,433,750       1,433,750
  56             12,400,000      12,400,000        78,009.19          936,110.28        5.7291         0.0100            0.0100
 56.01            5,650,370       5,650,370
 56.02            2,468,530       2,468,530
 56.03            2,285,010       2,285,010
 56.04            1,996,090       1,996,090
  59             11,464,703      11,500,000        70,359.33          844,311.96        6.1691         0.0100            0.0100
  60             11,400,000      11,400,000        67,107.79          805,293.48        5.7591         0.0100            0.0100
  61             11,350,000      11,350,000        65,731.67          788,780.04        5.6591         0.0100            0.0100
  62             11,239,139      11,250,000        68,611.02          823,332.24        6.1391         0.0100            0.0100
  65             10,850,000      10,850,000        69,151.21          829,814.52        6.5591         0.0100            0.0100
  67             10,479,213      10,500,000        60,543.40          726,520.80        5.6191         0.0100            0.0100
  68             10,437,410      10,500,000        62,481.04          749,772.48        5.9091         0.0100            0.0100
  72              9,960,000       9,960,000        57,681.71          692,180.52        5.6591         0.0100            0.0100
  73              9,847,100       9,847,100                                             4.8091         0.0100            0.0100
  75              9,481,111       9,500,000        54,657.37          655,888.44        5.5991         0.0100            0.0100
  77              9,000,000       9,000,000        51,610.37          619,324.44        5.5691         0.0100            0.0100
  78              8,990,351       9,000,000        51,723.87          620,686.44        5.5491         0.0100            0.0100
  81              8,490,887       8,500,000        48,850.33          586,203.96        5.5491         0.0100            0.0100
  85              8,343,566       8,400,000        46,749.97          560,999.64        5.2991         0.0100            0.0100
 85.01            4,690,853       4,722,581
 85.02            3,652,713       3,677,419
  86              8,334,031       8,360,000        50,769.21          609,230.52        6.0991         0.0100            0.0100
  88              8,100,000       8,100,000                                             5.2891                           0.0100
  89              7,978,156       8,000,000        51,495.22          617,942.64        5.9291                           0.0100
  90              7,978,005       8,000,000        51,299.88          615,598.56        5.8791                           0.0100
  91              7,975,445       8,000,000        48,945.62          587,347.44        6.1691         0.0100            0.0100
  92              7,875,000       7,875,000        44,911.22          538,934.64        5.5191         0.0100            0.0100
  93              7,800,000       7,800,000        42,302.17          507,626.04        5.0691         0.0100            0.0100
  97              7,257,000       7,257,000                                             5.0291         0.0100            0.0100
  101             6,977,418       7,000,000        40,921.30          491,055.60        4.9791         0.0100            0.0100
  102             6,901,375       6,950,000        48,201.55          578,418.60        5.5791         0.0100            0.0100
102.01            4,048,347       4,076,870
102.02            2,853,028       2,873,130
  103             6,692,992       6,700,000        39,056.83          468,681.96        5.7191         0.0100            0.0100
  106             6,181,068       6,200,000        38,053.58          456,642.96        6.1991         0.0100            0.0100
  111             5,875,000       5,875,000        34,846.77          418,161.24        5.8791         0.0100            0.0100
111.01            3,838,333       3,838,333
111.02            2,036,667       2,036,667
  112             5,840,000       5,840,000        32,176.39          386,116.68        5.2091         0.0100            0.0100
  113             5,764,322       5,775,000        34,438.62          413,263.44        5.8791         0.0100            0.0100
  119             5,400,000       5,400,000        30,525.22          366,302.64        5.4391         0.0100            0.0100
  120             5,341,904       5,350,000        33,463.48          401,561.76        5.6691         0.0100            0.0100
  124             4,994,476       5,000,000        28,232.80          338,793.60        5.4291         0.0100            0.0100
  128             4,766,191       4,775,000        28,505.86          342,070.32        5.9391         0.0100            0.0100
128.01            3,439,601       3,445,958
128.02            1,326,590       1,329,042
  131             4,685,697       4,700,000        28,908.15          346,897.80        6.2191         0.0100            0.0100
  132             4,650,000       4,650,000        27,224.82          326,697.84        5.7591         0.0100            0.0100
                  4,612,000       4,612,000        27,149.22          325,790.64        0.0000                           0.0100
  133             2,312,000       2,312,000        13,609.93          163,319.16        5.7391
  134             2,300,000       2,300,000        13,539.29          162,471.48        5.7391                           0.0100
  135             4,555,345       4,575,000        30,491.70          365,900.40        6.3391         0.0100            0.0100
  137             4,480,000       4,480,000        27,119.64          325,435.68        6.0691         0.0100            0.0100
  138             4,453,076       4,500,000        38,290.33          459,483.96        6.1091         0.0100            0.0100
  141             4,292,014       4,300,000        25,587.47          307,049.64        5.8991                           0.0100
141.01              508,449         509,395
141.02              497,930         498,856
141.03              497,930         498,856
141.04              473,384         474,265
141.05              469,877         470,752
141.06              469,877         470,752
141.07              462,864         463,725
141.08              455,851         456,699
141.09              455,851         456,699
  144             4,195,455       4,200,000        24,005.49          288,065.88        5.5391         0.0100            0.0100
  145             4,177,241       4,200,000        28,253.81          339,045.72        6.4391         0.0100            0.0100
  147             4,052,356       4,075,000        25,170.04          302,040.48        6.2191                           0.0100
  150             3,986,649       4,000,000        23,216.02          278,592.24        5.6491                           0.0100
  153             3,842,834       3,850,000        22,885.05          274,620.60        5.8991         0.0100            0.0100
  155             3,780,000       3,780,000        22,131.15          265,573.80        5.7591         0.0100            0.0100
  157             3,674,732       3,700,000        26,125.17          313,502.04        5.7991         0.0100            0.0100
  158             3,668,000       3,668,000                                             5.0291         0.0100            0.0100
  159             3,600,000       3,600,000        20,215.11          242,581.32        5.3791         0.0100            0.0100
  162             3,496,394       3,500,000        20,580.95          246,971.40        5.7991         0.0100            0.0100
  163             3,467,898       3,480,000        19,671.81          236,061.72        5.4391         0.0100            0.0100
  164             3,463,753       3,475,000        20,567.04          246,804.48        5.8591         0.0100            0.0100
  166             3,275,887       3,300,000        18,944.61          227,335.32        5.5791         0.0100            0.0100
  167             3,250,000       3,250,000        19,634.34          235,612.08        5.8041         0.0100            0.0100
  168             3,194,020       3,215,000        18,193.95          218,327.40        5.4491         0.0100            0.0100
  169             3,090,057       3,100,000        18,452.74          221,432.88        5.9121         0.0100            0.0100
  170             3,078,853       3,100,000        21,906.41          262,876.92        5.8091         0.0100            0.0100
  172             3,049,170       3,070,000        21,780.67          261,368.04        5.7881                           0.0100
  176             2,994,366       3,000,000        17,755.72          213,068.64        5.8091         0.0100            0.0100
  177             2,981,196       3,000,000        17,366.41          208,396.92        5.6551         0.0100            0.0100
  181             2,641,334       2,650,000        15,582.72          186,992.64        5.7991         0.0100            0.0100
  182             2,604,233       2,613,000        15,116.22          181,394.64        5.6491         0.0100            0.0100
  185             2,505,213       2,510,000        14,743.49          176,921.88        5.7891         0.0100            0.0100
  186             2,500,000       2,500,000        14,844.41          178,132.92        5.8891         0.0100            0.0100
  187             2,400,000       2,400,000        14,166.24          169,994.88        5.7441                           0.0100
  188             2,395,493       2,400,000        14,204.58          170,454.96        5.8591         0.0100            0.0100
  189             2,393,436       2,400,000        15,433.91          185,206.92        5.8891                           0.0100
  190             2,388,857       2,400,000        15,185.69          182,228.28        5.7891         0.0100            0.0100
  191             2,370,763       2,375,000        14,407.72          172,892.64        6.0891         0.0100            0.0100
  192             2,293,544       2,300,000        14,580.85          174,970.20        5.8091         0.0100            0.0100
  193             2,292,837       2,300,000        13,945.31          167,343.72        6.0841         0.0100            0.0100
  195             2,156,006       2,160,000        12,880.94          154,571.28        5.9291         0.0100            0.0100
  196             2,146,801       2,150,000        13,590.83          163,089.96        5.7791         0.0100            0.0100
  198             2,096,126       2,100,000        12,536.61          150,439.32        5.9391         0.0100            0.0100
  200             2,046,118       2,050,000        12,083.32          144,999.84        5.8211         0.0100            0.0100
  201             2,045,933       2,050,000        11,807.43          141,689.16        5.6091         0.0100            0.0100
  204             1,996,152       2,000,000        11,696.88          140,362.56        5.7491         0.0100            0.0100
  205             1,995,651       2,000,000        14,282.51          171,390.12        5.8891         0.0100            0.0100
  206             1,993,370       2,000,000        11,658.75          139,905.00        5.7191         0.0100            0.0100
  207             1,991,476       2,000,000        11,582.67          138,992.04        5.6591         0.0100            0.0100
  209             1,913,716       1,920,000        11,284.01          135,408.12        5.7441                           0.0100
  210             1,911,435       1,915,000        11,383.08          136,596.96        5.8491         0.0100            0.0100
  211             1,896,739       1,900,000        11,735.72          140,828.64        6.2591         0.0100            0.0100
  212             1,896,630       1,900,000        11,556.89          138,682.68        6.0241                           0.0100
  213             1,896,487       1,900,000        11,330.45          135,965.40        5.9291         0.0100            0.0100
  215             1,889,068       1,900,000        12,323.16          147,877.92        5.9341                           0.0100
  216             1,889,018       1,900,000        12,288.23          147,458.76        5.9041                           0.0100
  217             1,875,000       1,875,000        10,823.17          129,878.04        5.6291         0.0100            0.0100
  219             1,859,580       1,867,000        11,253.70          135,044.40        6.0291         0.0100            0.0100
  220             1,800,000       1,800,000                                             5.4991         0.0100            0.0100
  221             1,794,073       1,800,000        10,538.64          126,463.68        5.7091                           0.0100
  224             1,697,551       1,700,000        10,963.52          131,562.24        5.9891         0.0100            0.0100
  225             1,696,995       1,700,000        10,356.88          124,282.56        6.1291         0.0100            0.0100
  226             1,694,422       1,700,000        9,974.80           119,697.60        5.7791         0.0100            0.0100
  227             1,646,867       1,650,000        9,712.97           116,555.64        5.8091         0.0100            0.0100
  229             1,597,266       1,600,000        9,903.56           118,842.72        6.2791         0.0100            0.0100
  230             1,585,190       1,600,000        9,245.89           110,950.68        5.6391         0.0100            0.0100
  231             1,544,835       1,550,000        9,006.03           108,072.36        5.6891         0.0100            0.0100
  232             1,517,880       1,525,000        9,612.31           115,347.72        5.7491         0.0100            0.0100
  233             1,500,000       1,500,000        9,104.26           109,251.12        5.8491         0.0100            0.0100
  234             1,447,247       1,450,000        8,535.64           102,427.68        5.8091         0.0100            0.0100
  236             1,287,967       1,300,000        7,512.29           90,147.48         5.6391         0.0100            0.0100
  238             1,197,879       1,200,000        7,310.74           87,728.88         6.0791         0.0100            0.0100
  239             1,196,035       1,200,000        7,010.50           84,126.00         5.6991                           0.0100
  240             1,163,739       1,165,000        6,658.66           79,903.92         5.5391         0.0100            0.0100
  241             1,146,259       1,150,000        6,784.32           81,411.84         5.8291         0.0100            0.0100
  242             1,096,843       1,100,000        6,886.97           82,643.64         5.6791         0.0100            0.0100
  243             1,047,275       1,050,000        6,946.01           83,352.12         6.1441                           0.0100
  244               996,763       1,000,000        5,918.57           71,022.84         5.8591         0.0100            0.0100
  245               995,888       1,000,000        5,912.18           70,946.16         5.8491         0.0100            0.0100

                                                                    NET                                 MONTHLY
                  TRUSTEE AND         SUB SERVICIN     ADMIN.     MORTGAGE                              PAYMENT
LOAN #         PAYING AGENT FEE         FEE RATE        FEE %      RATE %      ACCRUAL TYPE    TERM       DATE       REM. TERM
------         ----------------         --------        -----      ------      ------------    ----       ----       ---------

   1                0.0009                             0.0209      5.7227       Actual/360      60         1            58
   3                0.0009                             0.0209      5.2141       Actual/360      120        1            118
   5                0.0009                             0.0209      5.5191       Actual/360      120        1            117
  11                0.0009               0.0200        0.0409      5.2411       Actual/360      120        1            116
  12                0.0009                             0.0209      5.9791       Actual/360      120        1            119
                                                       0.0000      0.0000         30/360        60         1
  14                0.0009                             0.0209      5.0291         30/360        60         1            57
  15                0.0009                             0.0209      4.8091         30/360        60         1            57
  16                0.0009                             0.0209      4.8091         30/360        60         1            60
  18                0.0009               0.0700        0.0809      6.0038       Actual/360      120        1            117
  19                0.0009               0.1000        0.1109      5.5391       Actual/360      120        1            119
 19.01
 19.02
 19.03
  23                0.0009                             0.0209      4.8091         30/360        60         1            58
                                                       0.0000      0.0000       Actual/360      120        1            117
  27                0.0009                             0.0209      5.5791       Actual/360      120        1            117
  28                0.0009                             0.0209      5.5791       Actual/360      120        1            117
  29                0.0009                             0.0209      5.5791       Actual/360      120        1            117
  30                0.0009                             0.0209      5.1691       Actual/360      120        1            116
  31                0.0009               0.0200        0.0309      5.2391       Actual/360      120        1            115
                    0.0009                             0.0000      0.0000       Actual/360      120        1            117
  33                                                   0.0209      5.5991       Actual/360      120        1            117
  34                0.0009                             0.0209      5.5991       Actual/360      120        1            117
  35                0.0009                             0.0209      5.5991       Actual/360      120        1            117
  36                0.0009                             0.0209      5.5991       Actual/360      120        1            117
  37                0.0009                             0.0209      5.5291       Actual/360      120        1            117
  40                0.0009                             0.0209      5.5591       Actual/360      120        1            117
 40.01
 40.02
 40.03
 40.04
  41                0.0009               0.0500        0.0709      5.7191       Actual/360      120        1            117
  44                0.0009                             0.0209      5.6591       Actual/360      120        1            116
  45                0.0009               0.0500        0.0609      5.7041       Actual/360      120        1            118
  47                0.0009                             0.0209      5.8591       Actual/360      120        1            119
  49                0.0009                             0.0209      5.3091       Actual/360      74         1            73
                    0.0009               0.0800        0.0000      0.0000       Actual/360      120        1            117
  51                                                   0.0909      5.6091       Actual/360      120        1            117
  52                0.0009               0.0800        0.0909      5.6091       Actual/360      120        1            117
  54                0.0009                             0.0209      5.3691       Actual/360      120        1            117
 54.01
 54.02
 54.03
 54.04
 54.05
  56                0.0009                             0.0209      5.7291       Actual/360      120        1            117
 56.01
 56.02
 56.03
 56.04
  59                0.0009                             0.0209      6.1691       Actual/360      120        1            117
  60                0.0009               0.0500        0.0709      5.7591       Actual/360      120        1            118
  61                0.0009                             0.0209      5.6591       Actual/360      84         1            81
  62                0.0009                             0.0209      6.1391       Actual/360      60         1            59
  65                0.0009                             0.0209      6.5591       Actual/360      60         1            60
  67                0.0009                             0.0209      5.6191       Actual/360      120        1            118
  68                0.0009                             0.0209      5.9091       Actual/360      120        1            114
  72                0.0009                             0.0209      5.6591       Actual/360      120        1            118
  73                0.0009                             0.0209      4.8091         30/360        60         1            58
  75                0.0009                             0.0209      5.5991       Actual/360      120        1            118
  77                0.0009                             0.0209      5.5691       Actual/360      120        1            116
  78                0.0009               0.0400        0.0609      5.5491       Actual/360      120        1            119
  81                0.0009               0.0400        0.0609      5.5491       Actual/360      120        1            119
  85                0.0009                             0.0209      5.2991       Actual/360      120        1            114
 85.01
 85.02
  86                0.0009                             0.0209      6.0991       Actual/360      120        1            117
  88                0.0009               0.0500        0.0609      5.2891       Actual/360      112        1            111
  89                0.0009               0.0500        0.0609      5.9291       Actual/360      120        1            118
  90                0.0009               0.0600        0.0709      5.8791       Actual/360      120        1            118
  91                0.0009                             0.0209      6.1691       Actual/360      120        1            117
  92                0.0009                             0.0209      5.5191       Actual/360      120        1            118
  93                0.0009                             0.0209      5.0691       Actual/360      120        1            113
  97                0.0009                             0.0209      5.0291         30/360        60         1            57
  101               0.0009                             0.0209      4.9791       Actual/360      120        1            118
  102               0.0009                             0.0209      5.5791       Actual/360      120        1            117
102.01
102.02
  103               0.0009                             0.0209      5.7191       Actual/360      120        1            119
  106               0.0009                             0.0209      6.1991       Actual/360      120        1            117
  111               0.0009                             0.0209      5.8791       Actual/360      120        1            118
111.01
111.02
  112               0.0009                             0.0209      5.2091       Actual/360      120        1            114
  113               0.0009               0.0500        0.0709      5.8791       Actual/360      120        1            118
  119               0.0009                             0.0209      5.4391       Actual/360      120        1            117
  120               0.0009                             0.0209      5.6691       Actual/360      120        1            119
  124               0.0009                             0.0209      5.4291       Actual/360      120        1            119
  128               0.0009                             0.0209      5.9391       Actual/360      120        1            118
128.01
128.02
  131               0.0009                             0.0209      6.2191       Actual/360      120        1            117
  132               0.0009                             0.0209      5.7591       Actual/360      120        1            118
                    0.0009               0.0800        0.0000      0.0000       Actual/360      120        1            117
  133                                                  0.0909      5.7391       Actual/360      120        1            117
  134               0.0009               0.0800        0.0909      5.7391       Actual/360      120        1            117
  135               0.0009                             0.0209      6.3391       Actual/360      120        1            117
  137               0.0009                             0.0209      6.0691       Actual/360      120        1            118
  138               0.0009                             0.0209      6.1091       Actual/360      60         1            57
  141               0.0009               0.0200        0.0309      5.8991       Actual/360      120        1            118
141.01
141.02
141.03
141.04
141.05
141.06
141.07
141.08
141.09
  144               0.0009                             0.0209      5.5391       Actual/360      120        1            119
  145               0.0009                             0.0209      6.4391       Actual/360      120        1            116
  147               0.0009               0.0500        0.0609      6.2191       Actual/360      120        1            114
  150               0.0009               0.0400        0.0509      5.6491       Actual/360      120        1            117
  153               0.0009                             0.0209      5.8991       Actual/360      120        1            118
  155               0.0009                             0.0209      5.7591       Actual/360      120        1            118
  157               0.0009                             0.0209      5.7991       Actual/360      120        1            117
  158               0.0009                             0.0209      5.0291         30/360        60         1            57
  159               0.0009                             0.0209      5.3791       Actual/360      120        1            117
  162               0.0009                             0.0209      5.7991       Actual/360      120        1            119
  163               0.0009                             0.0209      5.4391       Actual/360      120        1            117
  164               0.0009                             0.0209      5.8591       Actual/360      120        1            117
  166               0.0009                             0.0209      5.5791       Actual/360      120        1            113
  167               0.0009                             0.0209      5.8041       Actual/360      120        1            117
  168               0.0009                             0.0209      5.4491       Actual/360      120        1            114
  169               0.0009                             0.0209      5.9121       Actual/360      120        1            117
  170               0.0009                             0.0209      5.8091       Actual/360      120        1            117
  172               0.0009               0.0800        0.0909      5.7881       Actual/360      120        1            117
  176               0.0009               0.0500        0.0709      5.8091       Actual/360      120        1            118
  177               0.0009                             0.0209      5.6551       Actual/360      120        1            114
  181               0.0009                             0.0209      5.7991       Actual/360      120        1            117
  182               0.0009                             0.0209      5.6491       Actual/360      120        1            117
  185               0.0009                             0.0209      5.7891       Actual/360      120        1            118
  186               0.0009                             0.0209      5.8891       Actual/360      120        1            119
  187               0.0009               0.1000        0.1109      5.7441       Actual/360      120        1            118
  188               0.0009                             0.0209      5.8591       Actual/360      120        1            118
  189               0.0009               0.0800        0.0909      5.8891       Actual/360      120        1            118
  190               0.0009                             0.0209      5.7891       Actual/360      120        1            117
  191               0.0009                             0.0209      6.0891       Actual/360      120        1            118
  192               0.0009                             0.0209      5.8091       Actual/360      120        1            118
  193               0.0009                             0.0209      6.0841       Actual/360      120        1            117
  195               0.0009                             0.0209      5.9291       Actual/360      120        1            118
  196               0.0009                             0.0209      5.7791       Actual/360      120        1            119
  198               0.0009                             0.0209      5.9391       Actual/360      120        1            118
  200               0.0009                             0.0209      5.8211       Actual/360      120        1            118
  201               0.0009                             0.0209      5.6091       Actual/360      120        1            118
  204               0.0009                             0.0209      5.7491       Actual/360      120        1            118
  205               0.0009               0.0500        0.0709      5.8891       Actual/360      120        1            119
  206               0.0009                             0.0209      5.7191       Actual/360      120        1            117
  207               0.0009                             0.0209      5.6591       Actual/360      120        1            116
  209               0.0009               0.0600        0.0709      5.7441       Actual/360      120        1            117
  210               0.0009               0.0500        0.0709      5.8491       Actual/360      120        1            118
  211               0.0009                             0.0209      6.2591       Actual/360      120        1            118
  212               0.0009               0.1000        0.1109      6.0241       Actual/360      120        1            118
  213               0.0009                             0.0209      5.9291       Actual/360      120        1            118
  215               0.0009               0.1250        0.1359      5.9341       Actual/360      120        1            116
  216               0.0009               0.1250        0.1359      5.9041       Actual/360      120        1            116
  217               0.0009                             0.0209      5.6291       Actual/360      120        1            117
  219               0.0009                             0.0209      6.0291       Actual/360      120        1            116
  220               0.0009                             0.0209      5.4991       Actual/360      120        1            118
  221               0.0009               0.0600        0.0709      5.7091       Actual/360      120        1            117
  224               0.0009                             0.0209      5.9891       Actual/360      120        1            119
  225               0.0009                             0.0209      6.1291       Actual/360      120        1            118
  226               0.0009                             0.0209      5.7791       Actual/360      120        1            117
  227               0.0009                             0.0209      5.8091       Actual/360      120        1            118
  229               0.0009                             0.0209      6.2791       Actual/360      120        1            118
  230               0.0009                             0.0209      5.6391       Actual/360      120        1            111
  231               0.0009                             0.0209      5.6891       Actual/360      120        1            117
  232               0.0009                             0.0209      5.7491       Actual/360      120        1            117
  233               0.0009                             0.0209      5.8491       Actual/360      120        1            116
  234               0.0009                             0.0209      5.8091       Actual/360      120        1            118
  236               0.0009                             0.0209      5.6391       Actual/360      120        1            111
  238               0.0009               0.0500        0.0709      6.0791       Actual/360      120        1            118
  239               0.0009               0.0500        0.0609      5.6991       Actual/360      120        1            117
  240               0.0009                             0.0209      5.5391       Actual/360      120        1            119
  241               0.0009                             0.0209      5.8291       Actual/360      120        1            117
  242               0.0009                             0.0209      5.6791       Actual/360      120        1            118
  243               0.0009               0.1250        0.1359      6.1441       Actual/360      120        1            118
  244               0.0009                             0.0209      5.8591       Actual/360      120        1            117
  245               0.0009                             0.0209      5.8491       Actual/360      120        1            116

             MATURITY/     AMORT                                                      ARD            ENVIRONMENTAL       CROSS
LOAN #       ARD DATE      TERM      REM. AMORT    TITLE TYPE       ARD LOAN        STEP UP            INSURANCE       DEFAULTED
------       ---------     ----      ----------    ----------       --------        -------            ---------       ---------

   1            3/1/2011    360          358       Fee                 No                                 No
   3            3/1/2016     0            0        Fee/Leasehold       No                                 No
   5            2/1/2016    360          360       Leasehold           No                                 No
  11            1/1/2016    360          360       Fee/Leasehold       No                                 No
  12            4/1/2016    360          360       Fee                 No                                 No
                             0            0        Fee/Leasehold       No                                 No          Yes (1)
  14            2/1/2011     0            0        Fee                 No                                 No          Yes (1)
  15            2/1/2011     0            0        Fee                 No                                 No          Yes (1)
  16            5/1/2011     0            0        Leasehold           No                                 No          Yes (1)
  18            2/1/2016    360          360       Fee                 No                                 No
  19            4/1/2016    360          359       Fee                 No                                 No
 19.01                                             Fee                                                    No
 19.02                                             Fee                                                    No
 19.03                                             Fee                                                    No
  23            3/1/2011     0            0        Fee                 No                                 No
                2/1/2016    360          360       Fee                 No                                 No          Yes (2)
  27            2/1/2016    360          360       Fee                 No                                 No          Yes (2)
  28            2/1/2016    360          360       Fee                 No                                 No          Yes (2)
  29            2/1/2016    360          360       Fee                 No                                 No          Yes (2)
  30            1/1/2016    360          360       Fee                 No                                 No
  31           12/1/2015    360          360       Fee                 No                                 No
                2/1/2016    360          360       Fee                 No                                 No          Yes (3)
  33            2/1/2016    360          360       Fee                 No                                 No          Yes (3)
  34            2/1/2016    360          360       Fee                 No                                 No          Yes (3)
  35            2/1/2016    360          360       Fee                 No                                 No          Yes (3)
  36            2/1/2016    360          360       Fee                 No                                 No          Yes (3)
  37            2/1/2016    360          360       Fee                 No                                 No          Yes (3)
  40            2/1/2016    240          237       Fee/Leasehold       No                                 No
 40.01                                             Fee                                                    No
 40.02                                             Fee                                                    No
 40.03                                             Leasehold                                              No
 40.04                                             Fee                                                    No
  41            2/1/2016    360          360       Fee                 No                                 No
  44            1/1/2016    360          360       Fee                Yes      Interest Rate + 2%         No
  45            3/1/2016    360          358       Fee                 No                                 No
  47            4/1/2016    360          360       Fee                 No                                 No
  49            6/1/2012    360          360       Fee/Leasehold      Yes      Interest Rate + 2%         No
                2/1/2016    300          297       Fee                 No                                 No          Yes (4)
  51            2/1/2016    300          297       Fee                 No                                 No          Yes (4)
  52            2/1/2016    300          297       Fee                 No                                 No          Yes (4)
  54            2/1/2016     0            0        Fee                 No                                 No
 54.01                                             Fee                                                    No
 54.02                                             Fee                                                    No
 54.03                                             Fee                                                    No
 54.04                                             Fee                                                    No
 54.05                                             Fee                                                    No
  56            2/1/2016    300          300       Fee                 No                                 No
 56.01                                             Fee                                                    No
 56.02                                             Fee                                                    No
 56.03                                             Fee                                                    No
 56.04                                             Fee                                                    No
  59            2/1/2016    360          357       Fee                 No                                 No
  60            3/1/2016    360          360       Fee                 No                                 No
  61            2/1/2013    360          360       Fee                 No                                 No
  62            4/1/2011    360          359       Fee                 No                                 No
  65            5/1/2011    360          360       Fee                 No                                 No
  67            3/1/2016    360          358       Fee                 No                                 No
  68           11/1/2015    360          354       Fee                 No                                 No
  72            3/1/2016    360          360       Fee                 No                                 No
  73            3/1/2011     0            0        Fee                 No                                 No
  75            3/1/2016    360          358       Fee                 No                                 No
  77            1/1/2016    360          360       Fee                 No                                 No
  78            4/1/2016    360          359       Fee                 No                                 No
  81            4/1/2016    360          359       Leasehold           No                                 No
  85           11/1/2015    360          354       Fee                 No                                 No
 85.01                                             Fee                                                    No
 85.02                                             Fee                                                    No
  86            2/1/2016    360          357       Fee                 No                                 No
  88            8/1/2015     0            0        Fee                 No                                 No
  89            3/1/2016    300          298       Fee                 No                                 No
  90            3/1/2016    300          298       Fee                 No                                 No
  91            2/1/2016    360          357       Fee                 No                                 No
  92            3/1/2016    360          360       Fee                 No                                 No
  93           10/1/2015    360          360       Leasehold           No                                 No
  97            2/1/2011     0            0        Fee                 No                                 No
  101           3/1/2016    300          298       Fee                 No                                 No
  102           2/1/2016    240          237       Fee                 No                                 No
102.01                                             Fee                                                    No
102.02                                             Fee                                                    No
  103           4/1/2016    360          359       Fee                 No                                 No
  106           2/1/2016    360          357       Fee                 No                                 No
  111           3/1/2016    360          360       Fee                 No                                 No
111.01                                             Fee                                                    No
111.02                                             Fee                                                    No
  112          11/1/2015    360          360       Fee                 No                                 No
  113           3/1/2016    360          358       Fee                 No                                 No
  119           2/1/2016    360          360       Fee/Leasehold       No                                 No
  120           4/1/2016    300          299       Fee                 No                                 No
  124           4/1/2016    360          359       Fee                 No                                 No
  128           3/1/2016    360          358       Fee                 No                                 No
128.01                                             Fee                                                    No
128.02                                             Fee                                                    No
  131           2/1/2016    360          357       Fee                 No                                 No
  132           3/1/2016    360          360       Fee                 No                                 No
                2/1/2016    360          360       Fee                 No                                 No          Yes (5)
  133           2/1/2016    360          360       Fee                 No                                 No          Yes (5)
  134           2/1/2016    360          360       Fee                 No                                 No          Yes (5)
  135           2/1/2016    300          297       Fee                 No                                 No
  137           3/1/2016    360          360       Fee                 No                                 No
  138           2/1/2011    180          177       Fee                 No                                 No
  141           3/1/2016    360          358       Fee                 No                                 No
141.01                                             Fee                                                    No
141.02                                             Fee                                                    No
141.03                                             Fee                                                    No
141.04                                             Fee                                                    No
141.05                                             Fee                                                    No
141.06                                             Fee                                                    No
141.07                                             Fee                                                    No
141.08                                             Fee                                                    No
141.09                                             Fee                                                    No
  144           4/1/2016    360          359       Fee                 No                                 No
  145           1/1/2016    300          296       Fee                 No                                 No
  147          11/1/2015    360          354       Fee                 No                                 No
  150           2/1/2016    360          357       Fee                 No                                 No
  153           3/1/2016    360          358       Fee                 No                                 No
  155           3/1/2016    360          360       Fee                 No                                 No
  157           2/1/2016    240          237       Fee                 No                                 No
  158           2/1/2011     0            0        Fee                 No                                 No
  159           2/1/2016    360          360       Fee                 No                                 No
  162           4/1/2016    360          359       Fee                 No                                 No
  163           2/1/2016    360          357       Fee                 No                                 No
  164           2/1/2016    360          357       Fee                 No                                 No
  166          10/1/2015    360          353       Fee                 No                                 No
  167           2/1/2016    336          336       Fee                 No                                 No
  168          11/1/2015    360          354       Fee                 No                                 No
  169           2/1/2016    360          357       Fee                 No                                 No
  170           2/1/2016    240          237       Fee                 No                                 No
  172           2/1/2016    240          237       Fee                 No                                 No
  176           3/1/2016    360          358       Fee                 No                                 No
  177          11/1/2015    360          354       Fee                 No                                 No
  181           2/1/2016    360          357       Fee                 No                                 No
  182           2/1/2016    360          357       Fee                 No                                 No
  185           3/1/2016    360          358       Fee                 No                                 No
  186           4/1/2016    360          360       Fee                 No                                 No
  187           3/1/2016    360          360       Fee                 No                                 No
  188           3/1/2016    360          358       Fee                 No                                 No
  189           3/1/2016    300          298       Fee                 No                                 No
  190           2/1/2016    300          297       Fee                 No                                 No
  191           3/1/2016    360          358       Fee                 No                                 No
  192           3/1/2016    300          298       Fee                 No                                 No
  193           2/1/2016    360          357       Fee                 No                                 No
  195           3/1/2016    360          358       Fee                 No                                 No
  196           4/1/2016    300          299       Fee                 No                                 No
  198           3/1/2016    360          358       Fee                 No                                 No
  200           3/1/2016    360          358       Fee                 No                                 No
  201           3/1/2016    360          358       Fee                 No                                 No
  204           3/1/2016    360          358       Fee                 No                                 No
  205           4/1/2016    240          239       Fee                 No                                 No
  206           2/1/2016    360          357       Fee                 No                                 No
  207           1/1/2016    360          356       Fee                 No                                 No
  209           2/1/2016    360          357       Fee                 No                                 No
  210           3/1/2016    360          358       Fee                 No                                 No
  211           3/1/2016    360          358       Fee                 No                                 No
  212           3/1/2016    360          358       Fee                 No                                 No
  213           3/1/2016    360          358       Fee                 No                                 No
  215           1/1/2016    300          296       Fee                 No                                 No
  216           1/1/2016    300          296       Fee                 No                                 No
  217           2/1/2016    360          360       Fee                 No                                 No
  219           1/1/2016    360          356       Fee                 No                                 No
  220           3/1/2016     0            0        Fee                 No                                 No
  221           2/1/2016    360          357       Fee                 No                                 No
  224           4/1/2016    300          299       Fee                 No                                 No
  225           3/1/2016    360          358       Fee                 No                                 No
  226           2/1/2016    360          357       Fee                 No                                 No
  227           3/1/2016    360          358       Fee                 No                                 No
  229           3/1/2016    360          358       Fee                 No                                 No
  230           8/1/2015    360          351       Fee                 No                                 No
  231           2/1/2016    360          357       Fee                 No                                 No
  232           2/1/2016    300          297       Fee                 No                                 No
  233           1/1/2016    336          336       Fee                 No                                 No
  234           3/1/2016    360          358       Fee                 No                                 No
  236           8/1/2015    360          351       Fee                 No                                 No
  238           3/1/2016    360          358       Fee                 No                                 No
  239           2/1/2016    360          357       Fee                 No                                 No
  240           4/1/2016    360          359       Fee                 No                                 No
  241           2/1/2016    360          357       Fee                 No                                 No
  242           3/1/2016    300          298       Fee                 No                                 No
  243           3/1/2016    300          298       Fee                 No                                 No
  244           2/1/2016    360          357       Fee                 No                                 No
  245           1/1/2016    360          356       Fee                 No                                 No

                                  PARTIAL                                                                UPFRONT        UPFRONT
                CROSS            DEFEASANCE      DEFEASANCE    LETTER OF    LOCKBOX IN    HOLDBACK     ENGINEERING       CAPEX
LOAN #      COLLATERALIZED        ALLOWED         ALLOWED       CREDIT        PLACE        AMOUNT      RESERVE ($)    RESERVE ($)
------      --------------       ----------      ----------     ------        -----        ------      -----------    -----------

   1                                 No             Yes           No           Yes
   3                                 No              No           No           Yes
   5                                 No             Yes           No           Yes         43,942
  11                                 Yes            Yes           No           Yes                                      500,000
  12                                 No              No           No           Yes
            Yes (1)                  No              No           No            No
  14        Yes (1)                  No              No           No            No
  15        Yes (1)                  No              No           No            No
  16        Yes (1)                  No              No           No            No
  18                                 No             Yes           No           Yes
  19                                 No             Yes           No            No
 19.01
 19.02
 19.03
  23                                 No              No           No            No
            Yes (2)                  No             Yes           No           Yes
  27        Yes (2)                  No             Yes           No           Yes
  28        Yes (2)                  No             Yes           No           Yes
  29        Yes (2)                  No             Yes           No           Yes
  30                                 No             Yes           No           Yes
  31                                 No             Yes           No           Yes                       78,438
            Yes (3)                  No             Yes           No            No
  33        Yes (3)                  No             Yes           No            No
  34        Yes (3)                  No             Yes           No            No
  35        Yes (3)                  No             Yes           No            No
  36        Yes (3)                  No             Yes           No            No
  37        Yes (3)                  No             Yes           No            No
  40                                 Yes            Yes           No            No
 40.01
 40.02
 40.03
 40.04
  41                                 No             Yes           No            No
  44                                 No             Yes           No           Yes
  45                                 No              No           No            No
  47                                 No             Yes           No            No
  49                                 No             Yes           No           Yes                       25,682
            Yes (4)                  No             Yes           No            No
  51        Yes (4)                  No             Yes           No            No
  52        Yes (4)                  No             Yes           No            No
  54                                 Yes            Yes           No            No                       108,438
 54.01
 54.02
 54.03
 54.04
 54.05
  56                                 Yes            Yes           No            No
 56.01
 56.02
 56.03
 56.04
  59                                 No             Yes           No           Yes                       476,875
  60                                 No              No           No            No
  61                                 No             Yes           No            No
  62                                 No             Yes           No            No
  65                                 No             Yes           No            No
  67                                 No             Yes           No            No         500,000
  68                                 No             Yes           No            No
  72                                 No             Yes           No            No
  73                                 No              No           No            No
  75                                 No             Yes           No            No
  77                                 No             Yes           Yes          Yes                       10,000
  78                                 No             Yes           No            No
  81                                 No             Yes           No            No
  85                                 No             Yes           No            No                       34,228
 85.01
 85.02
  86                                 No             Yes           No            No                       23,781
  88                                 No             Yes           No            No
  89                                 No             Yes           No            No
  90                                 No             Yes           No            No
  91                                 No             Yes           No           Yes
  92                                 No             Yes           No            No
  93                                 No             Yes           No            No
  97                                 No              No           No            No
  101                                No             Yes           No            No
  102                                Yes            Yes           No            No
102.01
102.02
  103                                No             Yes           No            No
  106                                No             Yes           No            No                       256,250
  111                                No             Yes           No            No
111.01
111.02
  112                                No             Yes           No            No
  113                                No             Yes           No            No                        3,750
  119                                No             Yes           No            No
  120                                No             Yes           No            No
  124                                No             Yes           No            No
  128                                No             Yes           No            No                       38,125
128.01
128.02
  131                                No             Yes           No            No
  132                                No             Yes           No            No
            Yes (5)                  No             Yes           No            No                       25,000
  133       Yes (5)                  No             Yes           No            No                       25,000
  134       Yes (5)                  No             Yes           No            No
  135                                No             Yes           No            No
  137                                No             Yes           No            No
  138                                No             Yes           No            No                        5,000
  141                                No             Yes           No            No
141.01
141.02
141.03
141.04
141.05
141.06
141.07
141.08
141.09
  144                                No             Yes           Yes           No
  145                                No             Yes           No            No                        6,875
  147                                No             Yes           No            No
  150                                No             Yes           No            No
  153                                No             Yes           No            No                       32,710
  155                                No             Yes           No            No
  157                                No             Yes           No            No
  158                                No              No           No            No
  159                                No             Yes           No            No
  162                                No             Yes           No            No
  163                                No             Yes           No            No
  164                                No             Yes           No            No
  166                                No             Yes           Yes           No
  167                                No             Yes           No            No
  168                                No             Yes           No            No
  169                                No             Yes           No           Yes
  170                                No             Yes           No           Yes
  172                                No             Yes           No            No
  176                                No             Yes           No            No
  177                                No             Yes           No            No                        9,000
  181                                No             Yes           No            No
  182                                No             Yes           No            No
  185                                No             Yes           No            No
  186                                No             Yes           No            No
  187                                No             Yes           No            No
  188                                No             Yes           Yes           No
  189                                No             Yes           No            No                       19,500
  190                                No             Yes           No            No
  191                                No             Yes           No            No
  192                                No             Yes           No            No
  193                                No             Yes           Yes           No
  195                                No             Yes           No            No                         100
  196                                No             Yes           No            No
  198                                No             Yes           No            No
  200                                No             Yes           No            No
  201                                No             Yes           No            No
  204                                No             Yes           No            No
  205                                No             Yes           No            No
  206                                No             Yes           No            No
  207                                No             Yes           No            No
  209                                No             Yes           No            No                        7,813
  210                                No             Yes           No            No
  211                                No             Yes           No            No                        1,775
  212                                No             Yes           No            No
  213                                No             Yes           No            No
  215                                No             Yes           No            No
  216                                No             Yes           Yes           No
  217                                No             Yes           No            No
  219                                No             Yes           No            No
  220                                No             Yes           No            No
  221                                No             Yes           Yes           No
  224                                No             Yes           No            No
  225                                No             Yes           No            No
  226                                No             Yes           Yes           No
  227                                No              No           No            No
  229                                No             Yes           No            No                        8,363
  230                                No             Yes           No            No
  231                                No             Yes           No            No
  232                                No             Yes           Yes          Yes
  233                                No             Yes           No            No
  234                                No              No           No            No
  236                                No             Yes           No            No
  238                                No             Yes           No            No
  239                                No             Yes           No            No
  240                                No             Yes           No            No
  241                                No             Yes           No            No
  242                                No             Yes           No            No
  243                                No             Yes           No            No
  244                                No             Yes           No            No
  245                                No             Yes           No            No

              UPFRONT      UPFRONT       UPFRONT       UPFRONT       UPFRONT            MONTHLY             MONTHLY        MONTHLY
              ENVIR.        TI/LC         RE TAX        INS.          OTHER              CAPEX               CAPEX          TI/LC
LOAN #      RESERVE ($)  RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)        RESERVE ($)       RESERVE CAP ($)  RESERVE ($)
------      -----------  -----------   -----------   -----------   -----------        -----------       ---------------  -----------

   1                                                                                                        256,537
   3
   5                                                   148,252                           5,442               65,300
  11                      2,500,000      763,476       26,266        777,514             8,997
  12                      1,300,000       80,428

  18                                     195,604       22,318                           31,646
  19                                      51,583       48,770                            2,469
 19.01
 19.02
 19.03

                                          54,383       13,858        482,226              599
  27                                      27,893        7,167        252,365              413
  28                                      12,612        3,286        137,205              79
  29                                      13,878        3,404         92,656              107
  30                                      94,437       13,028       2,525,608            2,121
  31                       209,715       324,690        2,829        693,000             3,485
              35,000                      95,078       25,811        771,102
  33                                      7,374        16,349        753,602
  34                                      34,977        2,125
  35                                      8,189         3,142         17,500
  36          35,000                      32,969        2,097
  37                                      11,568        2,097
  40                                      31,926                                        21,897
 40.01
 40.02
 40.03
 40.04
  41                                      54,848       10,250         10,000             6,333
  44                      1,200,000       25,069       19,269                            1,121
  45                                      69,832       19,349                            2,740              553,300
  47                                     111,301       48,559                            4,817
  49                       289,592        88,747                     891,705             1,772
                                          52,536        9,282                           Various
  51                                      27,916        5,681                    4% of Gross Revenues
  52                                      24,621        3,601                            6,540

 54.01
 54.02
 54.03
 54.04
 54.05
  56                                                   73,763         13,363            12,542              150,500
 56.01
 56.02
 56.03
 56.04
  59                                      30,523       48,360                            5,500
  60                                      28,710                                          291
  61                                      26,446                                          617
  62                                      96,373       14,099                             932
  65                                      29,257       15,187                             800                19,210
  67                                                   21,712                            1,174               42,300
  68                                      21,215        4,663                            2,564               90,000
  72                                      49,049        3,788                            1,084               38,954

  77                                      45,797        3,067                            1,430

  85                                      42,923       10,834                            1,061               38,178
 85.01
 85.02
  86                                      6,174        32,468                            3,875
  88                        7,767         5,010         1,785        725,600              540                20,520
  89                                      38,573                                         8,561              225,000
  90                                      37,618                                         9,529              225,000
  91                                      24,454       11,882                            2,771
  92                                      38,178        6,768                             500                29,000

  102                                     40,735                                        10,039
102.01
102.02
  103                                     68,132        2,551         15,000              728                25,000
  106                                     11,782       21,060                            2,583
  111                                                    761                              412                14,820
111.01
111.02
  112                                     53,627        2,090         10,042             1,597               33,000
  113                                                   6,930                             525
  119                                     53,156        3,029                            1,494               53,000
  120                                                  99,076                           12,246
  124                                     39,642        4,691                             625
  128                                     12,939        1,922        150,000              809
128.01
128.02
  131                                                  14,495         67,504              208
  132                                     13,443        1,317                             586
                                                       24,539                            5,555
  133                                                  10,025                            2,333
  134                                                  14,514                            3,222
  135                                     32,520       11,489                            5,667
  137                                     24,803        5,023                            2,500               90,000
  138                                     25,978       20,606                            4,500
  141                                     16,410        3,818                             746                37,570
141.01
141.02
141.03
141.04
141.05
141.06
141.07
141.08
141.09
  144                                                    387          20,484              461                17,000
  145                                     1,643        27,264                            2,720
  147                                     6,167         7,691                            8,716              352,000
  150                       10,000        19,171        1,115         28,000              369
  153                                                   7,627                            1,672              102,820
  155                                     32,075        8,041                            1,043
  157                                     18,490        1,726                             426

  159         46,875                      68,948
  162                                     12,041        2,142         55,000              265
  163                                                                118,516
  164                                     13,039        2,742                             373
  166                                     8,357         4,444
  167                                     3,338         5,473                             621
  168                                     66,647        3,541                            2,083
  169                                                   2,006                             550
  170                                     38,272        1,070                             435                15,642
  172                       51,562        2,113          256                              197
  176                                     20,500        2,114         15,898              203
  177                                     18,275        3,635                            3,075
  181                                     5,877        11,423                            2,404
  182                                     11,041        1,603                             839                30,186
  185                                     4,879          579                              497                17,880
  186                                                   5,456                             587                21,147
  187                                     3,663                                           325
  188                                     11,535        2,189                             333                19,960
  189                                     15,061        1,690                             934
  190                                     7,744         4,656                             559
  191                                     15,347        1,965                             464
  192                                     2,071         1,330                            1,098
  193                                     5,212         3,041                             249
  195                                     5,106         2,788                             993
  196                                                  35,988                            6,298
  198                                     12,172       18,751                            1,375
  200                                     10,997        4,738                            2,270
  201                                     11,128        4,310                            1,000
  204                                     16,998        1,818                             118
  205                                     2,605         3,589                             519

  207                                     9,565         2,561                             404
  209                                     1,689          527                              250                15,000
  210                                     3,014          455                              99
  211                                     6,961         5,573                             834
  212                                     17,905        3,562                             508
  213                                     2,869          805                              439                15,789
  215                       40,000        4,390         3,273                             248
  216                                                                                     156
  217                                     7,114         6,658        225,000              225
  219                                     1,204          545                              148

  221                                     3,383          836                                                 14,140
  224                                     32,424        1,128                             555
  225                                                   2,048                             195
  226                                     17,594        2,427                             236                8,508
  227                                     11,550        1,103         15,000              82
  229                                     4,941         5,158                             595
  230                                     12,527        1,304                             772
  231                                     10,571                                          251
  232                                     2,681         4,863                             307
  233                                     8,975        11,306                             940
  234                                     16,456        3,235                             86
  236                                     4,977         1,942                             788
  238                                     18,542        5,944                             141
  239                                     2,739         1,238                             571
  240                                     3,458          445                              99                 3,600
  241                                     2,376          795                              673                40,385
  242                                     7,707         2,219                             210
  243                                     2,767         1,915                             551                2,203
  244                                                                                     547
  245                                     5,414         4,619                             340

                  MONTHLY           MONTHLY        MONTHLY        MONTHLY
                   TI/LC             RE TAX          INS.          OTHER        GRACE
LOAN #        RESERVE CAP ($)     RESERVE ($)    RESERVE ($)    RESERVE ($)    PERIOD
------        ---------------     -----------    -----------    -----------    ------

   1                                                                              5
   3                                                                              5
   5                                                21,179                        5
  11                                 95,435         13,133                        5
  12                                 40,214                                       5
                                                                                  5
  14                                                                              5
  15                                                                              5
  16                                                                              5
  18                                 48,901         11,159                        5
  19               9,952             25,791         6,096                         5
 19.01
 19.02
 19.03
  23                                                                              5
                                     8,400          1,260                         5
  27                                 3,985           652                          5
  28                                 2,102           299                          5
  29                                 2,313           309                          5
  30                                 23,609         1,448                         5
  31                                 34,329         2,829                         5
                                     20,764         3,386                         5
  33                                 1,475          2,044                         5
  34                                 8,744           425                          5
  35                                 1,638           393                          5
  36                                 6,594           262                          5
  37                                 2,314           262                          5
  40                                 7,982                                        5
 40.01
 40.02
 40.03
 40.04
  41                                 27,424         5,125                         5
  44                                 8,356          2,141                         5
  45               10,910            13,966         2,150                         5
  47                                 18,550         5,395                         5
  49               4,167             22,187                        3,469          5
                                     17,512         3,094                         5
  51                                 9,305          1,894                         5
  52                                 8,207          1,200                         5
  54                                                                              5
 54.01
 54.02
 54.03
 54.04
 54.05
  56                                 7,473          12,294                        7
 56.01
 56.02
 56.03
 56.04
  59                                 15,261         4,836                         5
  60                971              5,742                                        5
  61                                 4,408                                        5
  62                                 24,093         2,014                         5
  65               4,002             14,628         1,687                         5
  67               5,371             15,528         2,412                         5
  68               8,481             10,608         4,663                         5
  72                                 16,350         1,894                         5
  73                                                                              5
  75                                                                              5
  77                                 11,449         1,534                         5
  78                                                                              5
  81                                                                              5
  85               1,063             7,154          2,167                         5
 85.01
 85.02
  86                                 6,174          3,247                         5
  88               3,037             5,010           357                          5
  89                                 12,858                                       5
  90                                 12,539                                       5
  91                                 8,044          2,376                         5
  92               2,387             5,454           615                          5
  93                                                                              5
  97                                                                              5
  101                                                                             5
  102                                8,147                                        5
102.01
102.02
  103                                13,626          850                          5
  106                                3,927          2,106                         5
  111              2,155             5,857           381                          5
111.01
111.02
  112              4,774             13,407          418                          5
  113                                6,642           630                          5
  119              7,356             8,859          1,010                         5
  120                                4,476          9,908                         5
  124                                9,911          1,173                         5
  128              2,709             6,470          1,922                         5
128.01
128.02
  131              1,453             2,614          2,899                         5
  132              1,950             4,481           659                          5
                                     11,301         4,090                         5
  133                                4,341          1,671                         5
  134                                6,960          2,419                         5
  135                                8,130          2,298                         5
  137                                12,401         2,511                         5
  138              8,313             25,978         6,869                         5
  141                                 751           1,909                         5
141.01
141.02
141.03
141.04
141.05
141.06
141.07
141.08
141.09
  144                                                387                          5
  145                                 821           3,029                         5
  147                                6,167          7,691                         5
  150              1,398             3,834           557                          5
  153              1,267             2,947           636                          5
  155                                6,415          2,680                         5
  157                                3,698           575                          5
  158                                                                             5
  159                                7,661                                        5
  162              1,576             4,014           428                          5
  163                                                                             5
  164              1,707             6,519           914                          5
  166                                2,786           889                          5
  167                                1,113           684                          5
  168                                6,059          1,180                         5
  169              1,147             3,668          1,003                         5
  170              1,531             5,467           267                          5
  172                                 352            256                          5
  176              1,257             2,600           264                          5
  177                                6,092          1,817                         5
  181                                1,959          1,632                         5
  182                                5,521           801                          5
  185                                1,220           289                          5
  186                                7,319           606                          5
  187                                1,221           347                          5
  188              1,630             1,153           274                          5
  189              4,732             5,020           845                          5
  190                                3,872           582                          5
  191              2,524             5,116           655                          5
  192               372               414            222                          5
  193               696              1,737           507                          5
  195                                2,553          1,394                         5
  196                                2,947          3,599                         5
  198                                4,057          1,705                         5
  200                                2,749           948                          5
  201                                5,564           862                          5
  204               710              3,400           260                          5
  205                                2,605           326                          5
  206                                                                             5
  207              1,530             3,188          1,281          1,190          5
  209               651              1,689           264                          5
  210               347               502            228                          5
  211                                1,392           697                          5
  212                                2,984           509                          5
  213                                2,869           403                          5
  215               991              2,195           655                          5
  216               917                                                           5
  217              1,051             2,371           740                          5
  219               837               602            273                          5
  220                                                                             5
  221                                 846            418                          5
  224              1,594             4,632           564                          5
  225               908              3,837           683                          5
  226                                3,519           347                          5
  227               459              2,310           368                          5
  229                                 988            645                          5
  230                                1,566           652                          5
  231               993              1,762           508                          5
  232                                1,340           540                          5
  233               632              4,488          1,615                         5
  234               623              2,743           404                          5
  236                                 553            971                          5
  238               520              1,686           540                          5
  239                                1,369           103                          5
  240               625              1,153           222                          5
  241               525              1,188           397                          5
  242               877              2,569           222                          5
  243                                 395            638                          5
  244                                2,944           470                          5
  245              1,191             2,707           577                          5